As filed with the Securities and Exchange Commission on January 18, 2019.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ____

PRINCIPAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

711 High Street, Des Moines, Iowa 50392
(Address of Registrant's Principal Executive Offices)

515-235-9328
(Registrant's Telephone Number, Including Area Code)

Adam U. Shaikh
Assistant Counsel, Principal Funds, Inc.
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.
Title of Securities Being Registered: A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class Shares, par value $.01 per share.
No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
It is proposed that this filing will become effective on February 18, 2019, pursuant to Rule 488.

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
February ___, 2019
Dear Shareholder:
A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 655 9th Street, Des Moines, Iowa 50392, on April 5, 2019 at 10:00 a.m., Central Time (the "Meeting").
At the Meeting, shareholders of the MidCap Value Fund III (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the MidCap Value Fund I (the “Acquiring Fund”) (together, the "Funds"). Each of these Funds is a separate series or fund of PFI.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on April 12, 2019. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
*****

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund you owned as of February 8, 2019, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Directors of PFI has voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 4, 2019. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available at the time you call.
By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate you taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1 (800) 222-5852.
Sincerely,
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the MidCap Value Fund III:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the MidCap Value Fund III (the “Acquired Fund”), a series of Principal Funds, Inc. (“PFI”), will be held at 655 9th Street, Des Moines, Iowa 50392, on April 5, 2019 at 10:00 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the MidCap Value Fund III into the MidCap Value Fund I.
The Board of Directors of PFI recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.
Each shareholder of record of the Acquired Fund at the close of business on February 8, 2019 is entitled to receive notice of and to vote at the Meeting. Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Michael J. Beer
President and Chief Executive Officer
February ___, 2019
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 5, 2019
RELATING TO THE REORGANIZATION OF THE
MIDCAP VALUE FUND III INTO THE MIDCAP VALUE FUND I
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at 655 9th Street, Des Moines, Iowa 50392, on April 5, 2019, at 10:00 a.m., Central Time (the “Meeting”).
At the Meeting, the shareholders of the MidCap Value Fund III (the “Acquired Fund”) will be asked to consider and approve the Plan of Acquisition (the “Plan”) providing for the Acquired Fund's reorganization into the MidCap Value Fund I (the “Acquiring Fund”) (with the Acquired Fund, the "Funds"). Each of these Funds is a separate series or fund of PFI. PFI is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange

(“NYSE”) on the closing date of the Reorganization. Holders of Class A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on April 12, 2019. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired Fund and Acquiring Fund. The Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2018. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at
1 (800) 222-5852 or online at www.principalfunds.com/prospectuses.
The Statement of Additional Information dated _____________, 2019 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the SEC (File No. 333-_________) and is incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectus dated March 1, 2018, as supplemented, and the Statement of Additional Information for PFI dated March 1, 2018, as amended and restated September 11, 2018, and as supplemented, have been filed with the SEC (File No. 033-59474). Copies of these documents may be obtained without charge by writing to Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our shareholder services department toll free at 1 (800) 222-5852. You may also call our shareholder services department toll free at 1 (800) 222-5852 if you have any questions regarding the Reorganization.

PFI is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov.
Important Notice Regarding Availability of Proxy Statement/Prospectus for the Shareholders’ Meeting to be Held on April 5, 2019.
This Proxy Statement/Prospectus is available on the Internet at:______
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is
February __,  2019.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 82 separate series or funds (the “PFI Funds”), including the Acquired Fund and Acquiring Fund. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Global Investors, LLC (“PGI”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life is an insurance company organized in 1879 under the laws of the State of Iowa. Principal Life, PGI, and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Principal Life’s and PGI’s address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392, and PFD’s address is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
Investment Management. Pursuant to an investment advisory agreement with PFI, PGI provides investment advisory services and is also responsible for, among other things, administering the business and affairs of each PFI Fund. PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of any sub-advisors that manage the investment of the assets of the PFI Funds pursuant to sub-advisory agreements.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly-owned subsidiary of PFG.

THE REORGANIZATION
At its meeting held on December 11, 2018, the Board of Directors of PFI (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “The Proposal -- Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be on or about April 12, 2019. Holders of shares of the Acquired Fund will receive shares of the same class of the Acquiring Fund. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.
The Board believes that participation by the Acquired Fund and the Acquiring Fund in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•	the Acquired Fund and the Acquiring Fund have the same investment objective and similar principal investment strategies and risks;

•
the Acquired Fund has experienced net redemptions in recent years and has underperformed its benchmark and peer group; taken together, PGI believes these factors suggest a lack of foreseeable growth and demand for the Acquired Fund;

•
the Acquiring Fund had better performance when compared to the Acquired Fund over the one-, three- and five-year periods ended September 30, 2018, while the risk profiles for the Funds (as measured by the standard deviation of the Funds' respective returns) were very similar over the same periods;

•
Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") and Victory Capital Management Inc. ("Victory"), as sub-advisors to the Acquiring Fund, are expected to continue to provide high-quality investment advisory services following the Reorganization;

•	PGI has advised that the prospects for growth of and for achieving economies of scale are better for the Acquiring Fund than the Acquired Fund;

•
if the Reorganization is approved, the unregistered insurance group annuity separate account offered by Principal Life that indirectly invests in the Acquired Fund (the net assets of which are not included in the Acquired Fund's assets under management) (the "Acquired Fund Stand Alone Separate Account") intends to merge into the unregistered insurance group annuity separate account offered by Principal Life that directly invests in the Acquiring Fund (the net assets of which are included in the Acquiring Fund's assets under management) (the "Acquiring Fund Separate Account"), which is expected to cause the assets under management of the Acquiring Fund post-Reorganization to be larger than the sum of the assets under management of the Acquiring Fund plus the Acquired Fund pre-Reorganization, which may benefit the shareholders of the Acquiring Fund following the Reorganization;

•
the post-Reorganization expense ratio for each share class of the Acquiring Fund is expected to be the same as the pre-Reorganization expense ratio for the corresponding share class of the Acquired Fund, taking into account the asset movement resulting from the separate account merger described above;

•
if the Reorganization is not approved, the PFI Principal LifeTime Funds (the "LifeTime Funds"), which represent approximately 80% of the Acquired Fund assets, have expressed a desire to exit the Acquired Fund, which would result in an increase in the effective management fee rate and expense ratio for the remaining Acquired Fund shareholders;

•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes; and

•	the costs of the Reorganization will be borne by the Acquired Fund.
In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund or Acquiring Fund shareholders. Please see “Information About the Reorganization -- Federal Income Tax Consequences” for a discussion of the tax consequences to the Acquired Fund and its shareholders of disposing of portfolio securities, as described below, and their relation to available pre-reorganization capital losses of the Acquired Fund.
The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Purchase of Fund Shares" and "Redemption of Fund Shares.”
The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and solicitation costs and audit fees, will be paid by the Acquired Fund shareholders. The costs are estimated to be $30,500. The Acquired Fund will be required to reposition its portfolio prior to the Reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund’s investment strategy. Based on commission rates typically paid by the Acquired Fund, it is estimated that in connection with the repositioning of the assets of the Acquired Fund, the Acquired Fund will incur brokerage commissions of $448,574. It is expected that approximately 77.0% of the portfolio securities of the Acquired Fund will be disposed of and new securities purchased. This sale of securities will not result in a reduction in net asset value per share. The estimated taxable gain to the Acquired Fund, which will be distributed to shareholders prior to the closing of the Reorganization, would be, net of trading costs, $13,799,879 ($0.23 per share) on a U.S. GAAP basis. Each of the Acquired Fund and the Acquiring Fund qualifies as a Regulated Investment Company (“RIC”) for tax purposes.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
MIDCAP VALUE FUND III INTO THE
MIDCAP VALUE FUND I
Shareholders of the MidCap Value Fund III (the “Acquired Fund”) are being asked to approve the Plan, which provides for the reorganization of the Acquired Fund into the MidCap Value Fund I (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have the same objective in that both Funds seek to generate long-term growth of capital. The Funds have similar investment strategies and risks in that both invest principally in equity securities of companies with medium market capitalization. The Funds also invest primarily in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. Both Funds also invest in real estate investment trusts. The principal difference between the Funds is that the Acquired Fund is sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC, and the Acquiring Fund is sub-advised by LA Capital and Victory.

MIDCAP VALUE FUND III (Acquired Fund)	MIDCAP VALUE FUND I (Acquiring Fund)

Approximate Net Assets as of October 31, 2018:
$1,070,199,000	$940,703,000

INVESTMENT ADVISOR

PGI	PGI

PGI PORTFOLIO MANAGERS

James W. Fennessey has been with Principal® since 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting, and coordinating investment performance data and evaluation of the investment managers under the due diligence process that monitors investment managers used by the Principal Funds. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Randy L. Welch has been with Principal® since 1989 and oversees the functions of the Manager Selection & Investment Support Team, which includes investment manager research, investment consulting, performance analysis, and attribution. He is also responsible for the due diligence process that monitors investment managers on Principal's platform. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned a B.A. in Business/Finance from Grand View College and an M.B.A. from Drake University.

James W. Fennessey has been with Principal® since 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting, and coordinating investment performance data and evaluation of the investment managers under the due diligence process that monitors investment managers used by the Principal Funds. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Randy L. Welch has been with Principal® since 1989 and oversees the functions of the Manager Selection & Investment Support Team, which includes investment manager research, investment consulting, performance analysis, and attribution. He is also responsible for the due diligence process that monitors investment managers on Principal's platform. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned a B.A. in Business/Finance from Grand View College and an M.B.A. from Drake University.

SUB-ADVISORS
Barrow, Hanley, Mewhinney & Strauss, LLC	Los Angeles Capital Management and Equity Research, Inc.
Victory Capital Management Inc.

Comparison of Investment Objectives and Strategies

MIDCAP VALUE FUND III (Acquired Fund)	MIDCAP VALUE FUND I (Acquiring Fund)

INVESTMENT OBJECTIVES
The Acquired Fund seeks long-term growth of capital.	The Acquiring Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Value Index (as of December 31, 2018, this range was between approximately $472.5 million and $35.6 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in real estate investment trusts.
Principal Global Investors, LLC invests up to 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Russell Midcap® Value Index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index. The Fund's remaining assets are managed by PGI and a sub-advisor.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Value Index (as of December 31, 2018, the range was between approximately $472.5 million and $35.6 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts.
Principal Global Investors, LLC invests up to 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Russell Midcap® Value Index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index. The Fund's remaining assets are managed by the sub-advisors.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks -- Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About Investment Strategies and Risks” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Principal Risks Applicable to Both Funds:
The following risks are applicable to the Acquired Fund and the Acquiring Fund (directly or through its investment in underlying funds subject to such risks). There are no principal risks applicable to only the Acquired Fund or only the Acquiring Fund.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•	Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

Fees and Expenses of the Funds
Shareholder Fees (fees paid directly from your investment)
The following table shows the fees and expenses you may pay when you buy and redeem Class A and Class J shares of the Funds. These fees and expenses are more fully described under "The Cost of Investing and Ongoing Fees." The Class R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class shares are not subject to sales charges or redemption fees.

MIDCAP VALUE FUND III (Acquired Fund)		MIDCAP VALUE FUND I (Acquiring Fund)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.50%	Class A	5.50% (1)
Class J	None	Class J	None
Institutional Class	None	Institutional Class	None
Class R-1	None	Class R-1	None
Class R-2	None	Class R-2	None
Class R-3	None	Class R-3	None
Class R-4	None	Class R-4	None
Class R-5	None	Class R-5	None
Class R-6	None	Class R-6	None (1)
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)
Class A	1.00%	Class A	1.00% (1)
Class J	1.00%	Class J	1.00%
Institutional Class	None	Institutional Class	None
Class R-1	None	Class R-1	None
Class R-2	None	Class R-2	None
Class R-3	None	Class R-3	None
Class R-4	None	Class R-4	None
Class R-5	None	Class R-5	None
Class R-6	None	Class R-6	None (1)
(1) In connection with the Reorganization, the Acquiring Fund will create and offer Class A and Class R-6 shares.

Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2018; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2018; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended October 31, 2018 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2018. The pro forma expense ratios in (c) below do not reflect the anticipated movement of assets from the Acquired Fund Stand Alone Separate Account to the Acquiring Fund Separate Account. If the anticipated movement of assets from the Acquired Fund Stand Alone Separate Account to the Acquiring Fund Separate Account was included, the pro forma expense ratios in (c) below would be similar to the expense ratios of the Acquired Fund pre-Reorganization.
Holders of Class A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class shares of the Acquiring Fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Class	Management Fees	Distribution and/or 12b-1 Fees	Other Expenses	Total Operating Expenses	Fee Waiver/ Expense Reimbursement (1)(2)	Net Expenses
(a) MidCap Value Fund III (Acquired Fund)
A	0.63%	0.25%	0.32%	1.20%	(0.01)%	1.19%
J	0.63%	0.15%	0.18%	0.96%	(0.01)%	0.95%
Inst.	0.63%	N/A	0.10%	0.73%	(0.01)%	0.72%
R-1	0.63%	0.35%	0.54%	1.52%	(0.01)%	1.51%
R-2	0.63%	0.30%	0.46%	1.39%	(0.01)%	1.38%
R-3	0.63%	0.25%	0.33%	1.21%	(0.01)%	1.20%
R-4	0.63%	0.10%	0.29%	1.02%	(0.01)%	1.01%
R-5	0.63%	N/A	0.27%	0.90%	(0.01)%	0.89%
R-6	0.63%	N/A	0.01%	0.64%	(0.01)%	0.63%

(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's management fees through the period ending February 29, 2020. The fee waiver will reduce the Fund's management fees by 0.014% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

(2) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.30% for Class A and 0.75% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 29, 2020; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Class	Management Fees	Distribution and/or 12b-1 Fees	Other Expenses	Total Operating Expenses	Fee Waiver/ Expense Reimbursement (1)	Net Expenses
(b) MidCap Value Fund I (Acquiring Fund)
J	0.99%	0.15%	0.21%	1.35%	(0.12)%	1.23%
Inst.	0.99%	N/A	0.03%	1.02%	(0.12)%	0.90%
R-1	0.99%	0.35%	0.54%	1.88%	(0.12)%	1.76%
R-2	0.99%	0.30%	0.46%	1.75%	(0.12)%	1.63%
R-3	0.99%	0.25%	0.33%	1.57%	(0.12)%	1.45%
R-4	0.99%	0.10%	0.29%	1.38%	(0.12)%	1.26%
R-5	0.99%	N/A	0.27%	1.26%	(0.12)%	1.14%

(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's management fees through the period ending February 29, 2020. The fee waiver will reduce the Fund's management fees by 0.12% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

Class	Management Fees (1)	Distribution and/or 12b-1 Fees	Other Expenses	Total Operating Expenses	Fee Waiver/ Expense Reimbursement (2)(3)	Net Expenses
(c) MidCap Value Fund I (Acquiring Fund) (Pro forma assuming Reorganization)
A	0.65%	0.25%	0.32%	1.22%	(0.02)%	1.20%
J	0.65%	0.15%	0.18%	0.98%	(0.02)%	0.96%
Inst.	0.65%	N/A	0.03%	0.68%	(0.02)%	0.66%
R-1	0.65%	0.35%	0.54%	1.54%	(0.02)%	1.52%
R-2	0.65%	0.30%	0.46%	1.41%	(0.02)%	1.39%
R-3	0.65%	0.25%	0.33%	1.23%	(0.02)%	1.21%
R-4	0.65%	0.10%	0.29%	1.04%	(0.02)%	1.02%
R-5	0.65%	N/A	0.27%	0.92%	(0.02)%	0.90%
R-6	0.65%	N/A	0.01%	0.66%	(0.02)%	0.64%

(1) Rate reflects new management fee schedule that will be effective with the Reorganization (see "post-Reorganization" management fees listed in below under "Fees and Expenses of the Funds -- Investment Management Fees").

(2) Effective with the Reorganization and the amendment of the Fund's management fee schedule, Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's management fees through the period ending February 28, 2021. The fee waiver will reduce the Fund's management fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

(3) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.72% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 28, 2021; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund and Acquiring Fund. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the periods noted in the table above. The examples should not be considered a representation of future expense of the Acquired Fund or Acquiring Fund. Actual expense may be greater or less than those shown.

	1 year	3 years	5 years	10 years
MidCap Value Fund III (Acquired Fund)
Assumes redemption at the end of the periods listed:
Class A	$665	$909	$1,172	$1,924
Class J	197	305	530	1,177
Institutional Class	74	232	405	906
Class R-1	154	479	828	1,812
Class R-2	140	439	760	1,668
Class R-3	122	383	664	1,465
Class R-4	103	324	562	1,247
Class R-5	91	286	497	1,107
Class R-6	64	204	356	797
Assumes you do not redeem:
Class J	$97	$305	$530	$1,177
MidCap Value Fund I (Acquiring Fund)
Assumes redemption at the end of the periods listed:
Class J	$225	$416	$728	$1,613
Institutional Class	92	313	552	1,237
Class R-1	179	579	1,005	2,191
Class R-2	166	539	938	2,053
Class R-3	148	484	844	1,857
Class R-4	128	425	744	1,647
Class R-5	116	388	680	1,512

Assumes you do not redeem:
Class J	$125	$416	$728	$1,613
MidCap Value Fund I (Acquiring Fund) (Pro forma assuming Reorganization)
Assumes redemption at the end of the periods listed:
Class A	$666	$914	$1,182	$1,944
Class J	198	310	540	1,200
Institutional Class	67	216	377	845
Class R-1	155	484	838	1,833
Class R-2	142	444	769	1,689
Class R-3	123	388	674	1,487
Class R-4	104	329	572	1,269
Class R-5	92	291	507	1,129
Class R-6	65	209	366	821
Assumes you do not redeem:
Class J	$98	$310	$540	$1,200

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 70.3% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 61.1%.
Investment Management Fees
The Funds each pay their investment advisor, PGI, an advisory fee, which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

MidCap Value Fund III (Acquired Fund)		MidCap Value Fund I (Acquiring Fund)
First $500 Million	0.65%	First $500 Million	1.00%
Next $500 Million	0.63%	Next $500 Million	0.98%
Next $500 Million	0.61%	Next $500 Million	0.96%
Over $1.5 Billion	0.60%	Next $500 Million	0.95%
		Next $1 Billion	0.94%
		Over $3 Billion	0.93%

		Post-Reorganization:
		First $500 Million	0.68%
		Next $500 Million	0.66%
		Next $500 Million	0.64%
		Next $500 Million	0.63%
		Next $1 Billion	0.62%
		Over $3 Billion	0.61%

The fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended October 31, 2018 was:

MidCap Value Fund III (Acquired Fund)	MidCap Value Fund I (Acquiring Fund)
0.63%	0.99%
Availability of the discussions regarding the basis for the Board of Directors' approval of the management agreement and any sub-advisory agreements is as follows:

Annual Report to Shareholders for the period ending October 31, 2018
Fund	Management Agreement	Sub-Advisory Agreement
MidCap Value Fund III (Acquired Fund)	X	X
MidCap Value Fund I (Acquiring Fund)	X	X

Performance
The following information provides some indication of the risks of investing in the Funds. Past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future. You may get updated performance information by calling 1 (800) 222-5852 or online at www.principalfunds.com.
Using the historical performance of the Acquired Fund's Class R-3 shares, adjusted as described below, the bar chart shows the investment returns of the Acquired Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquired Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Acquired Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquired Fund), how the Acquired Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class A shares (June 3, 2014) and Class R-6 shares (November 25, 2014), the performance shown in the bar chart for Class A shares and the table for Classes A and R-6 shares is that of the Acquired Fund's Class R-3 shares, adjusted to reflect the respective fees and expenses of each class. Where the adjustment for fees and expenses results in performance for a newer class that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares.

Calendar Year Total Return (%) as of 12/31 Each Year
MidCap Value Fund III (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	19.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(18.69)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Class A Return Before Taxes	(24.32)%	0.53%	9.87%
Class A Return After Taxes on Distributions	(26.37)%	(1.10)%	8.71%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(12.77)%	0.37%	8.01%
Class J Return Before Taxes	(20.38)%	2.01%	10.75%
Institutional Class Return Before Taxes	(19.50)%	2.28%	11.20%
Class R-1 Return Before Taxes	(20.16)%	1.43%	10.22%
Class R-2 Return Before Taxes	(20.03)%	1.57%	10.37%
Class R-3 Return Before Taxes	(19.92)%	1.74%	10.56%
Class R-4 Return Before Taxes	(19.77)%	1.94%	10.78%
Class R-5 Return Before Taxes	(19.63)%	2.07%	10.91%
Class R-6 Return Before Taxes	(19.43)%	2.28%	10.86%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	(12.29)%	5.44%	13.03%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

The bar chart below shows the investment returns of the Acquiring Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquiring Fund). The table shows, for each share class of the Acquiring Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquiring Fund), how the Acquiring Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class J shares (March 2, 2009) and Classes A and R-6 shares (March 1, 2019), the performance shown in the table for these newer classes is that of the Acquiring Fund's Institutional Class shares, adjusted to reflect the fees and expenses of the newer class. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares.
Calendar Year Total Return (%) as of 12/31 Each Year
MidCap Value Fund I (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	22.38%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(19.55)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Class A Return Before Taxes	(16.07)%	2.94%	11.15%
Institutional Class Return Before Taxes	(10.91)%	4.40%	12.06%
Institutional Class Return After Taxes on Distributions	(13.52)%	1.90%	9.84%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	(4.79)%	2.98%	9.52%
Class J Return Before Taxes	(11.89)%	4.07%	11.55%
Class R-1 Return Before Taxes	(11.62)%	3.52%	11.11%
Class R-2 Return Before Taxes	(11.56)%	3.64%	11.24%
Class R-3 Return Before Taxes	(11.39)%	3.83%	11.44%
Class R-4 Return Before Taxes	(11.23)%	4.03%	11.66%
Class R-5 Return Before Taxes	(11.09)%	4.16%	11.79%
Class R-6 Return Before Taxes	(10.91)%	4.40%	12.06%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	(12.29)%	5.44%	13.03%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Board Consideration of the Reorganization
At its December 11, 2018 meeting, the Board of Directors of PFI considered information presented by PGI. The Board requested and evaluated such information as it deemed necessary to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:

•	the Funds’ identical investment objectives, similar principal investment strategies and risks, and identical fundamental investment restrictions;

•	information regarding the Funds’ investment performance and risk-return profiles;

•	the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;

•	the estimated costs of the Reorganization to be paid by the Acquired Fund shareholders, including audit and proxy-related costs, of the Reorganization;

•	the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

•	the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratio of the Acquired Fund following the Reorganization;

•	the direct or indirect federal income tax consequences of the Reorganization;

•	any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;

•	the absence of any material differences in the rights of shareholders of the Funds;

•	the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;

•	the terms and conditions of the Plan; and

•	possible alternatives to the Reorganization, including liquidation of the Acquired Fund.
The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•	the Acquired Fund and the Acquiring Fund have the same investment objective and similar principal investment strategies and risks;

•
the Acquired Fund has experienced net redemptions in recent years and has underperformed its benchmark and peer group; taken together, PGI believes these factors suggest a lack of foreseeable growth and demand for the Acquired Fund;

•
the Acquiring Fund had better performance when compared to the Acquired Fund over the one-, three- and five-year periods ended September 30, 2018, while the risk profiles for the Funds (as measured by the standard deviation of the Funds' respective returns) were very similar over the same periods;

•	LA Capital and Victory, as sub-advisors to the Acquiring Fund, are expected to continue to provide high-quality investment advisory services following the Reorganization;

•	PGI has advised that the prospects for growth of and for achieving economies of scale are better for the Acquiring Fund than the Acquired Fund;

•
if the Reorganization is approved, the Acquired Fund Stand Alone Separate Account intends to merge into the Acquiring Fund Separate Account, which is expected to cause the assets under management of the Acquiring Fund post-Reorganization to be larger than the sum of the assets under management of the Acquiring Fund plus the Acquired Fund pre-Reorganization, which may benefit the shareholders of the Acquiring Fund following the Reorganization;

•
the post-Reorganization expense ratio for each share class of the Acquiring Fund is expected to be the same as the pre-Reorganization expense ratio for the corresponding share class of the Acquired Fund, taking into account the asset movement resulting from the separate account merger described above;

•
if the Reorganization is not approved, the LifeTime Funds, which represent approximately 80% of the Acquired Fund assets, have expressed a desire to exit the Acquired Fund, which would result in an increase in the effective management fee rate and expense ratio for the remaining Acquired Fund shareholders;

•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes; and

•	the costs of the Reorganization will be borne by the Acquired Fund.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be April 12, 2019, or such earlier or later date as PGI may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then-current prospectus (the procedures applicable to the Acquired Fund and Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be terminated in accordance with applicable law.
The Plan may be amended by the Board, except that after approval by shareholders of the Acquired Fund, no amendment may be made that in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

Under the Plan, the Acquired Fund shareholders will pay all proxy expenses and out-of-pocket fees incurred in connection with the Reorganization, as well as the trading costs associated with the sale and purchase of portfolio securities to reposition the Acquired Fund’s portfolio in advance of the Reorganization, which costs will be reflected in the net asset value of the shares.
If the Plan is not consummated for any reason, the Board will consider other possible courses of action.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired Fund and Acquiring Fund are each a separate series of PFI, and the A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation, and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders that the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights, and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by the Acquired Fund or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of October 31, 2018, the Acquired Fund had no capital loss carryforwards.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Fund prior to and in connection with the Reorganization could result in the Acquired Fund incurring long-term and short-term capital gains. Any such capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.
CAPITALIZATION
The following tables show as of October 31, 2018: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of October 31, 2018, the Acquired Fund had nine outstanding classes of shares; Class A, J, R-1, R-2, R-3, R-4, R-5, R-6, and Institutional Class. As of October 31, 2018, the Acquiring Fund had seven outstanding classes of shares; Class J, R-1, R-2, R-3, R-4, R-5, and Institutional Class.
The Acquired Fund shareholders will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization, as well as any trading costs associated with the sale and purchase of any portfolio securities to reposition the Acquired Fund. Based on commission rates typically paid by the Acquired Funds, these brokerage commissions are estimated to be $448,574. The estimated gain (net of trading costs) would be approximately $13,799,879 ($0.23 per share) on a U.S. GAAP basis.

	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
MidCap Value Fund III (Acquired Fund)
Class A	$25,183	$18.06	1,394
Class J	88,250	17.09	5,164
Institutional Class	97,145	18.28	5,315
Class R-1	332	17.15	19
Class R-2	1,179	17.30	68
Class R-3	7,864	17.16	458
Class R-4	8,151	16.99	479
Class R-5	18,113	17.19	1,054
Class R-6	823,982	18.39	44,807
	$1,070,199		58,758

	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
MidCap Value Fund I (Acquiring Fund)
Class J	65,310	14.44	4,522
Institutional Class	824,306	14.62	56,376
Class R-1	3,190	13.96	229
Class R-2	2,579	14.10	183
Class R-3	9,098	14.37	633
Class R-4	8,590	14.42	596
Class R-5	27,630	14.50	1,905
	$940,703		64,444

Reduction in net assets and decrease in net asset values per share of the Acquired Fund to reflect the estimated expenses and
brokerage commissions of the Reorganization
Class A	$(11)	$(0.01)	(1)
Class J	(40)	(0.01)	(2)
Institutional Class	(43)	(0.01)	(2)
Class R-1	0	(0.01)	0	**
Class R-2	0	(0.01)	0	**
Class R-3	(4)	(0.01)	0	**
Class R-4	(4)	(0.01)	0	**
Class R-5	(8)	(0.01)	0	**
Class R-6	(369)	(0.01)	(20)
	$(479)		(26)
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund.
Class A			329
Class J			947
Institutional Class			1,330
Class R-1			5
Class R-2			16
Class R-3			89
Class R-4			86
Class R-5			195
Class R-6			11,553
			14,550

	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
MidCap Value Fund I (Acquiring Fund)
(pro forma assuming Reorganization)
Class A	$25,172	$14.62	1,722
Class J	153,520	14.44	10,631
Institutional Class	921,408	14.62	63,018
Class R-1	3,522	13.96	253
Class R-2	3,758	14.10	267
Class R-3	16,958	14.37	1,180
Class R-4	16,737	14.42	1,161
Class R-5	45,735	14.50	3,154
Class R-6	823,613	14.62	56,340
	$2,010,423		137,725
** Less than 500 shares.
ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the comparison section for the Funds under "Comparison of Investment Objectives and Strategies." The comparison section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Funds' Statement of Additional Information, the Board of Directors may change a Fund's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Each Fund is designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in a Fund.

Active Management
The performance of a fund that is actively managed will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds may invest differently from the benchmark against which the Fund's performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, a range of economic, political, and financial factors, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate and municipal issuers, and other general market conditions.
An active fund's investment performance depends upon the successful allocation of the fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap, and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Liquidity
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds, and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal (meaning they are relevant to a Fund but to a lesser degree than those designated as principal), or not applicable for each Fund. Each fund is also subject to the risks of any underlying funds in which it invests. The Statement of Additional Information contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	MIDCAP VALUE FUND I	MIDCAP VALUE FUND III
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal
Equity Securities	Principal	Principal
• Growth Stock	Non-Principal	Non-Principal
• Small and Medium Market Capitalization Companies	Principal	Principal
• Value Stock	Principal	Principal
Fixed-Income Securities	Non-Principal	Non-Principal
Foreign Currency	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Non-Principal
Hedging	Non-Principal	Non-Principal
Investment Company Securities	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Principal	Principal
Real Estate Securities	Principal	Principal
Redemption and Large Transaction Risk	Principal	Principal
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade (sometimes referred to as "junk"). Many convertible securities are relatively illiquid.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:

•	increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;

•	the inability of those managing investments of the fund to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Fund are listed in its Fund Summary.

•
Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.

•
Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

•
Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

•
Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund's income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.

These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

•
Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Stock
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Small and Medium Market Capitalization Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Stock
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from the current, historically low interest rate environment may lead to heightened volatility and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Funds may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a "foreign security") if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the

U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If a fund's portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not over-weighted in that region.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
For the Government Money Market Fund, PGI currently waives the management fee in an amount equal to the expenses of the underlying funds' fees in which the Government Money Market Fund invests.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and certain other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Master Limited Partnerships ("MLPs")
A master limited partnership ("MLP") that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state, and local income tax purposes and communicate the Fund's allocable share of the MLP's income, gains, losses, deductions, and expenses via a "Schedule K-1." Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your tax returns. In some circumstances the Fund may need to send you a corrected Form 1099, which could require you to amend your tax returns. For example, if the Fund keeps MLP investments until the basis (generally the price paid for the units, as adjusted downwards with each distribution and allocation of deductions and losses, and upwards with each allocation of taxable income and gain) is zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099.
If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Portfolio Turnover (Active Trading)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) are considered actively-traded and often have higher transaction costs (which are paid by the fund), may result in higher taxes when fund shares are held in a taxable account, and may lower the fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable rate distributions and generally have a payment "preference" over common stock, but are junior to the issuer's senior debt in a liquidation of the issuer's assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.
Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.

Real Estate Investment Trusts ("REITs")
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund's investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption and Large Transaction Risk
Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

As an example, of October 31, 2017, Principal Funds, Inc. ("PFI") and Principal Variable Contracts Funds, Inc. ("PVC" funds of funds owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below. Principal Global Investors, LLC ("PGI") is the advisor to the funds of funds and is committed to minimizing the potential impact of redemption and large transaction risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. However, PGI may face conflicts of interest in fulfilling responsibilities to all such funds.

Fund	Total Percentage of Outstanding Shares Owned
MidCap Value Fund III	75.78%

ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired Fund offers the following share classes: Class A, Class J, Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and R-6. The Acquiring Fund offers Class J, Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5. In connection with and following the Reorganization, the Acquiring Fund will create and also offer Class A and Class R-6 shares. The shares are the same except for differences in purchaser eligibility, class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading, and other fees. Additional share classes may be offered in the future by the Acquiring Fund.
Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.
Dividends and Distributions
Dividends are based on estimates of income, expenses, and shareholder activity for the Funds. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to record date shareholders; this record date is the business day before the payment date. The payment schedule is as follows:

•	The Acquired Fund and Acquiring Fund each pay its net investment income annually in December.
For more details on the payment schedule, go to: www.principalfunds.com/taxcenter.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day before the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:

•	invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such, regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. Furthermore, such notice will be posted monthly on our website at www.principalfunds.com/sources-of-distribution. You may request a copy of all such notices, free of charge, by telephoning 1 (800) 222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m., Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order (in proper form) at our transaction processing center in Kansas City, Missouri. To process your transaction (purchase, redemption, or exchange) on the day we receive it, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	before the close of trading on the NYSE (normally 3:00 p.m., Central Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m., Central Time, if the particular disruption directly affects only the NYSE.
If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, we will return the application and check to you.
For each of the Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class.

With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
Notes:

•
If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which PGI expects the securities may be sold.

TAX INFORMATION
It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or are reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 24%. The Fund is required in certain cases to withhold and remit to the U.S. Treasury 24% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who has provided either an incorrect tax identification number or no number at all, who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of PFI. PFD is an affiliate of Principal Life Insurance Company and, with it, is a subsidiary of Principal Financial Group, Inc. and member of Principal®. PFI has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each of the Classes A, J, R-1, R-2, R-3, and R-4 shares of PFI. Under the 12b-1 Plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 Plans are made by the Funds to the Distributor pursuant to the 12b-1 Plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the Funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. These intermediaries include Principal Securities, Inc., a broker-dealer affiliated with PGI. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annual Rule 12b-1 fee for distribution-related expenses and/or for providing services to shareholders under each 12b-1 Plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rate 12b-1 Fee
A	0.25%
J	0.15%
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class, and the activities vary depending on the share class. In addition to shareholder services, examples of such sales or distribution-related expenses include, but are not limited to:

•	Compensation to salespeople and selected dealers, including ongoing commission payments.

•	Printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.
Examples of services to shareholders include furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.
Payments under the 12b-1 Plans will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plans when the Board directs the implementation of the closure of a Fund.
Class A shares
Generally, to receive 12b-1 fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid.
Class J Shares
Effective December 31, 2016, the Distributor has voluntarily agreed to limit the Distribution Fees attributable to Class J. The voluntary fee waiver will reduce the Fund's Distribution Fees by 0.03%. The voluntary fee waiver may be revised or terminated at any time without notice to shareholders.
Commissions, Finder’s Fees, and Ongoing Payments
See "The Cost of Investing and Ongoing Fees" for more details.
Class A Shares
All or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $500,000 or more depending on the Fund purchased), excluding purchases by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges.
In lieu of commissions, the Distributor may pay intermediaries a finder’s fee on initial investment by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial investment that the transaction is eligible for the payment of a finder’s fee. The finder’s fee on such initial investments may be up to 1.00% on initial investments between $500,000 and $4,999,999, 0.50% on initial investments between $5 million and $49,999,999, and 0.25% on initial investments of $50 million or more. Initial investments include transfers, rollovers, and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The intermediary shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finder’s fee to the Distributor to the extent shares are redeemed within 12 months of the initial investment or trading restrictions are placed on the account in accordance with the Funds' frequent trading policy.
Classes A, J, R-1, R-2, R-3, and R-4 Shares
Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at a rate that varies by class, as noted above under “Distribution and/or Service (12b-1) Fees."
Additional Payments to Intermediaries
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Classes A and J Shares
In addition to payments pursuant to 12b-1 Plans, sales charges, commissions, and finder’s fees, including compensation for referrals, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and shareholder services. In some situations, the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.

PGI or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such additional payments may vary, but generally do not exceed: (a) 0.25% of the current year's sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary.
The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.
Institutional Class and Classes R-1, R-2, R-3, R-4, and R-5 Shares
In addition to payments pursuant to 12b-1 Plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and/or shareholder services. For Classes R-1, R-2, R-3, R-4, and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in this Proxy Statement/Prospectus as Other Expenses. For Institutional Class shares, in some situations the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.
PGI or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
For Institutional Class shares, such payments may vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative

Service Fees pertaining to such plans, and it also receives compensation paid by PGI from its own resources.
Institutional Class and Classes A, J, R-1, R-2, R-3, R-4, and R-5 Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary.
The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training, and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information.
The payments described in this Proxy Statement/Prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this Proxy Statement/Prospectus. Ask your Financial Professional about any fees and commissions they charge.
Class R-6 Shares
Distributor and its affiliates do not pay compensation to intermediaries for distribution or other services for Class R-6 shares. For more information, see the Statement of Additional Information.

THE COST OF INVESTING AND ONGOING FEES
The Cost of Investing
Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase.
Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
• the dollar amount you are investing,
• the amount of time you plan to hold the investment,
• any plans to make additional investments in the Principal Funds, and
• eligibility to purchase the class.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance, and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.
Fees and Expenses of the Funds
Classes A and J Shares
These share classes may include a front-end sales charge and/or contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. Appendix B to this prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions," contains information about intermediary-specific sales charge waivers and reductions that will be available if you purchase Fund shares through those intermediaries. The Proxy Statement/Prospectus discusses the initial sales charge or contingent deferred sales charge waivers or reductions that will be available if you purchase Fund shares directly from the Fund or through another intermediary not listed on Appendix B.

In all instances, to receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If you or your Financial Professional do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you are otherwise entitled.
Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
These share classes are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions.
One-Time Fee - Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.” Acquired Fund shareholders will not pay this sales charge for shares issued in connection with the Reorganization.

CLASS A SALES CHARGES(1)
Class A Sales Charge as % of
Amount of Purchase	Amount Invested	Dealer Allowance as % of Offering Price
Less than $50,000	5.82%	4.75%
$50,000 but less than $100,000	4.99%	4.00%
$100,000 but less than $250,000	3.90%	3.00%
$250,000 but less than $500,000	3.09%	2.50%
$500,000 but less than $1,000,000	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%(2)

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

(2)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A and J shares.

Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of initial (front-end) sales charge waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix B to this Proxy Statement/Prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary's applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following initial sales charge waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.

Initial Sales Charge Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•	You may reinvest the Funds’ Class A share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge.

•	A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•
current and former Directors of Principal Funds, member companies of Principal®, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that makes available shares of a Fund;

•
clients investing in Class A shares through a “wrap account” or investment product offered through broker-dealers, registered investment advisors, and other financial institutions under which clients may pay a fee to the broker-dealer, registered investment advisor, or financial institution;

•
any investor who buys Class A shares through an omnibus account held by financial intermediaries, such as a bank, broker-dealer, or other financial institution, and that does not accept or charge the initial sales charge;

•	financial intermediaries who offer shares to self-directed investment brokerage accounts; and

•
retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs, or other IRAs.

•	The following two bullet points are only applicable to intermediaries that are affiliated with Principal Financial Group, Inc. A Fund’s Class

A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•	Premier Credit Union when the shares are owned directly with Principal Funds; and

•	non-ERISA clients of Principal Global Investors, LLC.
Initial Sales Charge Reduction - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B

(1)
Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2)
Statement of Intent ("SOI"). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A and J shares of Principal Funds owned by such persons. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13-month period), sufficient shares will be sold to pay the additional sales charge due. If a shareholder who signs an SOI dies within the 13-month period, no additional front-end sales charge will be required and the SOI will be considered met. An SOI is not available for 401(a) plan purchases.

(3)
The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts.

(4)
The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SARSEP, non-qualified deferred compensation, or payroll deduction plan established before March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.

Institutional Class and Classes J, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
One-Time Fee - Contingent Deferred Sales Charge ("CDSC")
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
The CDSC generally applicable to redemptions of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Class J Shares
If you sell your Class J shares within 18 months of purchase, a CDSC may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 90 days after the sale of Class J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.
Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
These share classes are not subject to a CDSC.
CDSC Waiver
The CDSC may be waived on Classes A and J shares of the Funds; waivers vary depending on how shares are purchased. Certain waivers and reductions apply when shares are purchased directly from the Fund; others apply when shares are purchased through an intermediary. Intermediaries may have different policies and procedures regarding the availability of waivers or reductions of the CDSC. Such intermediary-specific sales charge variations are described in Appendix B to this Proxy Statement/Prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary's applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following CDSC waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of redemption of any facts qualifying you for sales charge waivers or reductions.

CDSC Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
For Classes A and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO).
Ongoing Fees
The ongoing fees are the operating expenses of a Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:

•	Management Fee (all Classes) – Through the Management Agreement with the Funds, PGI has agreed to provide investment advisory services and corporate administrative services to the Funds.

•
Distribution Fee (Classes A, J, R-1, R-2, R-3, and R-4) – Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Classes A, J, R-1, R-2, R-3, and R-4 shares. Under the plan, these classes of each Fund pay a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.

•
Other Expenses (all Classes) – A portion of expenses that are allocated to all classes of the Fund. Other expenses include interest expense, expenses related to fund investments, and index licensing fees. Additional examples of other expenses include:

•
Transfer Agent Fee (all Classes) – Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to these classes. For Class J shares, these services are currently provided at a rate that includes a profit; for Class A and Institutional Class shares, these services are currently provided at cost. The Fund does not pay for these services for Classes R-1, R-2, R-3, R-4, R-5, and R-6 shares.

•
Certain Operating Expenses (Institutional Class and Classes A, J, and R-6) – Expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders of these classes, the cost of shareholder meetings held solely for shareholders of these classes, and other operating expenses of the Fund.

•
Service Fee (Classes R-1, R-2, R-3, R-4, and R-5) – PGI has entered into a Service Agreement with the Fund under which PGI is required to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members), such as responding to plan sponsor and plan member inquiries.

•
Administrative Services Fee (Classes R-1, R-2, R-3, R-4, and R-5) – PGI has entered into an Administrative Services Agreement with Principal Funds under which PGI is required to provide shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.

•	Acquired Fund Fees and Expenses (all Classes) – Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
Certain funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
The Board of Directors of the Funds has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds invest could flow through to the funds of funds as they would for any fund shareholder.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone, or via the internet;

•	Limiting the number of exchanges during a year; and

•	Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance.
Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
In addition to taking any of the foregoing actions, if PFI, or a Fund, deem abusive trading practices to be occurring, PFI may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
The Funds have adopted an exchange frequency restriction for these classes, described below in “Exchange of Fund Shares” to limit excessive trading in fund shares.
SHAREHOLDER RIGHTS
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights, including voting rights, as are provided for a full share. Shareholders of PFI may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PFI also provide that PFI does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. PFI intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll free at 1 (800) 222-5852.
PURCHASE OF FUND SHARES
PFI offers funds in multiple share classes: A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S. Funds available in multiple share classes have the same investments, but differing expenses. Classes J, Institutional, R-1, R-2, R-3, R-4, and R-5 shares are offered by the Acquired Fund and Acquiring Fund. Classes A and R-6 are also offered by the Acquired Fund. In connection with the Reorganization, the Acquiring Fund will create and also offer Class A and Class R-6 shares.
The Funds reserve the right to refuse or cancel any purchase orders, including those by exchange, for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PGI’s opinion, may be disruptive to the Funds. For these purposes, PGI may consider an investor’s trading history in a Fund or other funds sponsored by Principal Life and accounts under common ownership or control.
PGI may recommend to the Board, and the Board may elect, to close certain funds or share classes to new investors or to close certain funds or share classes to new and existing investors.
PFI will not issue certificates for shares.
No salesperson, broker-dealer, or other person is authorized to give information or make representations about a Fund other than those contained in this Proxy Statement/Prospectus. Information or representations not contained in this Proxy Statement/Prospectus may not be relied upon as having been provided or made by PFI, a Fund, PGI, any Sub-Advisor, or Principal Funds Distributor, Inc.
Procedures for Opening an Account
Class A Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting our website to obtain the appropriate forms.
An investment in a Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.
Class J Shares
Class J shares are available through registered representatives of:

•
Principal Securities, Inc. ("PSI") who are also employees of Principal Life distribution channels used to directly market certain products and services of subsidiaries of Principal Financial Group, Inc. as well as provide retirement plan services and education on topics such as investing and retirement. These PSI registered representatives are with Principal Connection (part of Principal Bank), and

•	Selected broker-dealers that have entered into a selling agreement to offer Class J shares.
Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1 (800) 243-4380, extension 704.
Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Shares of the Funds are generally purchased through Financial Professionals. There are no sales charges on Institutional Class or Classes R-1, R-2, R-3, R-4, R-5, and R-6 shares of the Fund.
Shareholder accounts in these share classes are generally maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally within an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Contact your Financial Professional for additional information on how to buy shares.
Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we (or your Financial Professional) may ask for your name, address, date of birth, and other information that will allow us (or your Financial Professional) to verify your identity. We (or your Financial Professional) may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.
PFI will not establish accounts with foreign addresses. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account. PFI will not establish accounts that are for the benefit of a business/organization that is illegal under federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Eligible Purchasers
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. PGI reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your Financial Professional or our home office for state availability.
Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Some eligible purchasers (as listed below) purchase shares through plans or other intermediaries; such plans or intermediaries may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor's financial considerations are different. You should speak with your Financial Professional to help you decide which share class is best for you.
Except as described following this table, eligible purchasers of Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 shares currently include, but are not limited to:

Eligible purchasers currently include, but are not limited to:	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services	X	X	X	X	X	X	X
separate accounts of Principal Life	X	X	X	X	X	X	X
Principal Life or any of its subsidiaries or affiliates	X	X	X	X	X	X	X
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds	X	X	X	X	X	X	X
clients of Principal Global Investors, LLC	X	X	X	X	X	X	X
certain employer sponsored retirement plans with plan level omnibus accounts	X	X	X	X	X	X	X
certain pension plans and employee benefit plans	X	X	X	X	X	X	X
certain retirement account investment vehicles administered by foreign or domestic pension plans	X	X	X	X	X	X	X
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate
	X	X	X	X	X	X	X
certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services	X	X	X	X	X	X	X
investors investing at least $1,000,000 per fund	X						X

Eligible purchasers currently include, but are not limited to:	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs	X						X
certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans	X						X
institutional clients that Principal Life has approved for purposes of providing plan recordkeeping	X						X
institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations	X						X
collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity	X						X
certain clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate	X						X
the portfolio manager of any advisor to the fund	X						X
certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others)	X						X
retirement plans and IRAs investing through a retirement marketplace enabled by state legislation	X
Class R-1 and Class R-2 Shares
For retirement plan investors, effective as of the close of the NYSE on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. However, if a retirement plan currently offers Class R-1 or Class R-2, such plans will be allowed to continue to invest in these share classes through: Funds they currently offer in their plans or Funds they add to their plans.

Minimum Investments
Classes A and J Shares
Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.
Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan ("AIP") is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually.
Minimum initial and subsequent investments may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.
Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
There are no minimum initial or subsequent investment requirements for an investor who otherwise qualifies as an eligible purchaser.
Payment
Classes A and J Shares
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check), bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
You may reinvest your redemption proceeds, dividend payment, or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds within 90 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 90 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 90 days. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Your Financial Professional can help you establish an Automatic Investment Plan ("AIP"). You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made (if none is selected, the investment will be made on the 15th of the month). If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day before your selected day.

Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Payments are generally to be made through your plan or intermediary. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.
For Institutional Class shareholders investing through a retirement marketplace enabled by state legislation, please contact Principal Funds by calling 1 (800) 222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
REDEMPTION OF FUND SHARES
Under normal circumstances, you may redeem shares of any class of the Fund at any time. There is no fee for any redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in "Exchange of Fund Shares".
The shares you redeem will have the NAV per share that is next computed after the Fund receives and accepts your redemption order in proper and complete form. The amount you receive will be reduced by any applicable CDSC except as noted above; see "The Cost of Investing and Ongoing Fees -- One-Time Fee -- Contingent Deferred Sales Charge ("CDSC") - CDSC Waiver. Your redemption proceeds will generally be sent on the next business day (a day when the NYSE is open for normal business). Although you can redeem your shares at any time, if you purchased shares by check or ACH and subsequently request a redemption of those shares, your redemption proceeds will generally be delayed for seven calendar days after the purchase to allow a sufficient period of time to ensure your recent payment has been cleared by the relevant bank. To redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone, unless you contact the Fund an make alternate arrangement.
Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payments for more than seven days, as permitted by federal securities law.

The Funds expect to meet redemption requests through holdings of cash or the sale of investments held in cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. Funds may also choose to sell portfolio assets for the purpose of meeting redemption requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
Classes A and J Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).
Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,

•	partial interest in the account, or

•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 ½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:

•	payable to all owners on the account (as shown in the account registration) and

•
mailed to the address on the account (if not changed within the last 15 days) or sent by wire or ACH to a previously authorized U.S. bank account (effective 3/1/19 - if not added or changed within the last 15 days).

For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

•	when an owner has died;

•	for certain employee benefit plans; or

•	owned by corporations, partnerships, agents, or fiduciaries.
Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:

•	Send a letter or our distribution form, which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone or Website, in amounts of $100,000 or less
To sell shares by telephone:

•	The request may be made by a shareholder or by the shareholder’s Financial Professional.

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.

•	(Effective 3/1/2019) Wire or ACH to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days.

•	If our phone lines are busy or our website is unavailable, you may need to send in a written sell order.
Telephone and/or Website redemption privileges are NOT available for all account types.

Institutional Class and
Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
You may redeem shares of the Funds in any of the following ways:
Through an Employer Sponsored Retirement Plan Administrator or Record-Keeper
If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.
Through your Financial Professional
If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.
By Mail
To sell shares by mail, you must:

•	Send a letter or our distribution form, which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone
To sell shares by telephone:

•	Telephone privileges must apply to the account from which the shares are sold.

•	A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.

•
A maximum amount (listed below) of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account (effective 3/1/2019 - that must not have been added or changed within the last 15 days):

◦	$10,000,000 for Institutional Class.

◦	$500,000 for Classes R-1, R-2, R-3, R-4, R-5, and R-6.

•
A maximum of $500,000 of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.

•	If our telephone lines are busy, you may need to send in a written sell order.

Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application,

•	sending us your written instructions,

•	completing a Systematic Withdrawal Plan Request form, or

•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:

•	you instruct us to stop or

•	your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this Proxy Statement/Prospectus.

EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. All exchanges completed on the same day are considered a single exchange for purposes of the exchange limitations described below. To prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or PGI believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange, or close an account.
Classes A and J Shares
Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.
You may exchange shares by:

•	sending a written request to Principal Funds,

•	using our website, or

•	calling us, if you have telephone privileges on the account.
Automatic Exchange Election
This election authorizes an exchange from one Fund of Principal Funds to another Fund of Principal Funds on a monthly, quarterly, semiannual, or annual basis. You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application,

•	calling us if telephone privileges apply to the account from which the exchange is to be made,

•	sending us your written instructions, or

•	completing an Automatic Exchange Election form.
Your automatic exchange continues until:

•	you instruct us to stop (by calling us if telephone privileges apply to the account or sending us your written instructions) or

•	your Fund account balance of the account from which shares are redeemed is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General

•	An exchange by any joint owner is binding on all joint owners.

•
If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options, and dealer of record as the account from which the shares are being exchanged.

•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.

•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore, exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,

•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,

•	a single owner to a Uniform Transfers to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or

•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to the employee benefit plan. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Institutional Class and
Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
A shareholder, which may include a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary (which may include, without limitation, an employee retirement plan or other employee benefit plan, plan administrator, plan record keeper, or managed account provider) imposes, Fund shares may be exchanged, without charge, for shares of the same share class of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the intermediary,

•	the share class of such other Fund is available in the shareholder’s state of residence, and

•
with respect to shares purchased through an intermediary that is willing and able to impose the 30-day exchange or repurchase restriction described below, the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund.

With respect to shares purchased through an intermediary that is willing and able to impose a 30-day exchange or repurchase restriction, an order to purchase shares of any Fund, except shares of the Money Market Fund, will be rejected if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by managers of funds of funds in shares of the underlying Funds.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restriction described above, Fund management may waive this restriction based on:

•	exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	the implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
The Funds’ transfer agent employs transaction monitoring that management believes is reasonably likely to identify and prevent excessive trading in Fund shares. The 30-day exchange or repurchase restriction described above is not imposed with respect to shares held directly with the Funds’ transfer agent. However, such shares may be purchased through an intermediary that imposes such an exchange or repurchase restriction.
PORTFOLIO HOLDINGS INFORMATION
A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PFI's Statement of Additional Information.
VOTING INFORMATION
Voting procedures. PFI is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Proxy Manager of Principal Funds, Inc. at Principal Financial Group, 711 High Street, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

PFI has hired AST Fund Solutions, LLC ("AST") to send proxy solicitations. The parties to the agreement are AST and Principal Life Insurance Company, Inc. and its affiliates. The estimated cost of the solicitation is $14,186. This cost will be paid by the Acquired Fund shareholders.
Voting rights. Only shareholders of record at the close of business on February 8, 2019 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of that Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.
Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting. Abstentions and broker non-votes are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions and broker non-votes as if they were votes against a Proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation Procedures. PFI intends to retain AST to solicit proxies by mail. Officers or employees of AST or their affiliates may make additional solicitations by telephone, internet, facsimile, or personal contact. They will be compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.
Expenses of the Meeting. The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, solicitation costs, and audit fees will be paid for the Acquired Fund shareholders.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of February 8, 2019, the Record Date, the number of shares outstanding for each class of the Acquired Fund and Acquiring Fund: (To be filed by amendment.)

MidCap Value Fund III		MidCap Value Fund I
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
A		J
J		Institutional
Institutional		R-1
R-1		R-2
R-2		R-3
R-3		R-4
R-4		R-5
R-5
R-6
As of the February 8, 2019 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired Fund or Acquiring Fund.

As of the February 8, 2019 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

Acquired Fund	Share Class	Name/Address of Shareholder	Percent of Ownership

TO BE FILED BY AMENDMENT

As of the February 8, 2019 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percent of Ownership

TO BE FILED BY AMENDMENT

FINANCIAL HIGHLIGHTS
The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2014, through October 31, 2018 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2018. Copies of these reports are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

MIDCAP VALUE FUND I
Class J Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.31	$13.02	$14.10	$16.34	$18.32
Net Investment Income (Loss)(a)	0.10	0.08	0.14	0.04	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.03	2.39	0.12	(0.17)	2.17
Total From Investment Operations	0.13	2.47	0.26	(0.13)	2.20
Dividends from Net Investment Income	(0.07)	(0.18)	(0.05)	(0.03)	(0.04)
Distributions from Realized Gains	(0.93)	—	(1.29)	(2.08)	(4.14)
Total Dividends and Distributions	(1.00)	(0.18)	(1.34)	(2.11)	(4.18)
Net Asset Value, End of Period	$14.44	$15.31	$13.02	$14.10	$16.34
Total Return	0.67% (c)	19.12% (c)	2.37% (c),(d)	(0.96)% (c),(d)	14.64% (c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$65,310	$72,785	$65,870	$70,488	$77,754
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.23%	1.31%	1.36%
Ratio of Gross Expenses to Average Net Assets (b)	1.35%	1.35%	1.35%	1.40%	1.46%
Ratio of Net Investment Income to Average Net Assets	0.65%	0.54%	1.07%	0.27%	0.17%
Portfolio Turnover Rate	61.1%	58.5%	131.3%	106.6%	85.3%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND I
Institutional Class Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.48	$13.16	$14.26	$16.49	$18.45
Net Investment Income (Loss)(a)	0.15	0.12	0.18	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.03	2.42	0.11	(0.17)	2.18
Total From Investment Operations	0.18	2.54	0.29	(0.07)	2.28
Dividends from Net Investment Income	(0.11)	(0.22)	(0.10)	(0.08)	(0.10)
Distributions from Realized Gains	(0.93)	—	(1.29)	(2.08)	(4.14)
Total Dividends and Distributions	(1.04)	(0.22)	(1.39)	(2.16)	(4.24)
Net Asset Value, End of Period	$14.62	$15.48	$13.16	$14.26	$16.49
Total Return	0.99%	19.47%	2.69%	(0.59)%	15.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$824,306	$917,891	$944,079	$1,518,632	$1,377,675
Ratio of Expenses to Average Net Assets	0.90% (e)	0.91% (e)	0.94% (e)	0.94% (e)	0.94% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.95%	0.84%	1.43%	0.64%	0.59%
Portfolio Turnover Rate	61.1%	58.5%	131.3%	106.6%	85.3%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND I
Class R-1 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.84	$12.61	$13.72	$16.00	$18.05
Net Investment Income (Loss)(a)	0.01	—	0.06	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.04	2.32	0.12	(0.17)	2.13
Total From Investment Operations	0.05	2.32	0.18	(0.20)	2.09
Dividends from Net Investment Income	—	(0.09)	—	—	—
Distributions from Realized Gains	(0.93)	—	(1.29)	(2.08)	(4.14)
Total Dividends and Distributions	(0.93)	(0.09)	(1.29)	(2.08)	(4.14)
Net Asset Value, End of Period	$13.96	$14.84	$12.61	$13.72	$16.00
Total Return	0.14%	18.48%	1.78% (d)	(1.45)% (d)	14.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,190	$4,191	$4,475	$5,378	$6,852
Ratio of Expenses to Average Net Assets	1.76% (e)	1.75% (e)	1.79% (e)	1.80% (e)	1.80% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.08	—%	0.52%	(0.21)%	(0.27)%
Portfolio Turnover Rate	61.1%	58.5%	131.3%	106.6%	85.3%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND I
Class R-2 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.97	$12.73	$13.82	$16.08	$18.10
Net Investment Income (Loss)(a)	0.03	0.02	0.08	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.03	2.34	0.12	(0.17)	2.14
Total From Investment Operations	0.06	2.36	0.20	(0.18)	2.12
Dividends from Net Investment Income	—	(0.12)	—	—	—
Distributions from Realized Gains	(0.93)	—	(1.29)	(2.08)	(4.14)
Total Dividends and Distributions	(0.93)	(0.12)	(1.29)	(2.08)	(4.14)
Net Asset Value, End of Period	$14.10	$14.97	$12.73	$13.82	$16.08
Total Return	0.21%	18.58%	2.00%	(1.37)%	14.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,579	$5,282	$5,592	$9,423	$12,046
Ratio of Expenses to Average Net Assets	1.63% (e)	1.62% (e)	1.66% (e)	1.67% (e)	1.67% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.23%	0.12%	0.65%	(0.08)%	(0.13)%
Portfolio Turnover Rate	61.1%	58.5%	131.3%	106.6%	85.3%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND I
Class R-3 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.22	$12.94	$14.03	$16.26	$18.25
Net Investment Income (Loss)(a)	0.06	0.05	0.11	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.04	2.37	0.11	(0.16)	2.16
Total From Investment Operations	0.10	2.42	0.22	(0.15)	2.17
Dividends from Net Investment Income	(0.02)	(0.14)	(0.02)	—	(0.02)
Distributions from Realized Gains	(0.93)	—	(1.29)	(2.08)	(4.14)
Total Dividends and Distributions	(0.95)	(0.14)	(1.31)	(2.08)	(4.16)
Net Asset Value, End of Period	$14.37	$15.22	$12.94	$14.03	$16.26
Total Return	0.45%	18.79%	2.13%	(1.15)%	14.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,098	$15,901	$20,452	$29,970	$37,981
Ratio of Expenses to Average Net Assets	1.45% (e)	1.44% (e)	1.48% (e)	1.49% (e)	1.49% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.41%	0.32%	0.87%	0.10%	0.05%
Portfolio Turnover Rate	61.1%	58.5%	131.3%	106.6%	85.3%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND I
Class R-4 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.27	$12.99	$14.07	$16.31	$18.30
Net Investment Income (Loss)(a)	0.09	0.07	0.13	0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.03	2.38	0.13	(0.17)	2.16
Total From Investment Operations	0.12	2.45	0.26	(0.13)	2.20
Dividends from Net Investment Income	(0.04)	(0.17)	(0.05)	(0.03)	(0.05)
Distributions from Realized Gains	(0.93)	—	(1.29)	(2.08)	(4.14)
Total Dividends and Distributions	(0.97)	(0.17)	(1.34)	(2.11)	(4.19)
Net Asset Value, End of Period	$14.42	$15.27	$12.99	$14.07	$16.31
Total Return	0.64%	18.99%	2.35% (e)	(0.92)% (d)	14.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,590	$14,907	$20,414	$27,448	$36,994
Ratio of Expenses to Average Net Assets	1.26% (e)	1.25% (e)	1.29% (e)	1.30% (e)	1.30% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.60%	0.52%	1.03%	0.30%	0.24%
Portfolio Turnover Rate	61.1%	58.5%	131.3%	106.6%	85.3%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND I
Class R-5 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.36	$13.06	$14.15	$16.39	$18.36
Net Investment Income (Loss)(a)	0.11	0.09	0.15	0.06	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.03	2.40	0.11	(0.17)	2.17
Total From Investment Operations	0.14	2.49	0.26	(0.11)	2.23
Dividends from Net Investment Income	(0.07)	(0.19)	(0.06)	(0.05)	(0.06)
Distributions from Realized Gains	(0.93)	—	(1.29)	(2.08)	(4.14)
Total Dividends and Distributions	(1.00)	(0.19)	(1.35)	(2.13)	(4.20)
Net Asset Value, End of Period	$14.50	$15.36	$13.06	$14.15	$16.39
Total Return	0.73%	19.18%	2.49%	(0.89)%	14.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,630	$35,516	$50,945	$66,454	$83,762
Ratio of Expenses to Average Net Assets	1.14% (e)	1.13% (e)	1.17% (e)	1.18% (e)	1.18% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.66%	1.15%	0.41%	0.35%
Portfolio Turnover Rate	61.1%	58.5%	131.3%	106.6%	85.3%

(a) Calculated based on average shares outstanding during the period.
(b) Excludes expense reimbursement from Manager and/or Distributor.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

(e) Reflects Manager's contractual expense limit.
(f) Total return amounts have not been annualized.
(g) Computed on an annualized basis.
(h) Period from June 3, 2014, date shares first offered, through October 31, 2014.
(i) Period from November 25, 2014, date operations commenced, through October 31, 2015.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

MIDCAP VALUE FUND III
Class A Shares	2018	2017	2016	2015	2014 (h)
Net Asset Value, Beginning of Period	$21.92	$18.34	$19.00	$20.54	$20.10
Net Investment Income (Loss)(a)	0.18	0.15	0.19	0.11	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.84)	3.68	(0.23)	0.06	0.41
Total From Investment Operations	(1.66)	3.83	(0.04)	0.17	0.44
Dividends from Net Investment Income	(0.15)	(0.17)	(0.16)	(0.22)	—
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)	—
Total Dividends and Distributions	(2.20)	(0.25)	(0.62)	(1.71)	—
Net Asset Value, End of Period	$18.06	$21.92	$18.34	$19.00	$20.54
Total Return	(8.66)%	20.99%	(0.12)%	0.82%	2.19% (f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,183	$24,849	$15,070	$12,058	$1,997
Ratio of Expenses to Average Net Assets	1.19% (e)	1.25% (e)	1.30% (e)	1.30% (e)	1.30% (e),(g)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.70%	1.07%	0.55%	0.37% (g)
Portfolio Turnover Rate	70.3%	80.8%	73.7%	70.9%	70.2% (g)

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND III
Class J Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.88	$17.47	$18.07	$19.52	$17.94
Net Investment Income (Loss)(a)	0.22	0.20	0.25	0.18	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(1.74)	3.52	(0.22)	0.03	2.09
Total From Investment Operations	(1.52)	3.72	0.03	0.21	2.26
Dividends from Net Investment Income	(0.22)	(0.23)	(0.17)	(0.17)	(0.15)
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)	(0.53)
Total Dividends and Distributions	(2.27)	(0.31)	(0.63)	(1.66)	(0.68)
Net Asset Value, End of Period	$17.09	$20.88	$17.47	$18.07	$19.52
Total Return	(8.44)% (c)	21.46% (c)	0.29% (c)	1.13% (c)	12.97% (c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$88,250	$107,070	$95,056	$104,787	$112,480
Ratio of Expenses to Average Net Assets	0.92%	0.91%	0.91%	0.98%	1.02%
Ratio of Gross Expenses to Average Net Assets (b)	0.96%	0.95%	0.95%	1.02%	1.07%
Ratio of Net Investment Income to Average Net Assets	1.13%	1.04%	1.47%	0.96%	0.93%
Portfolio Turnover Rate	70.3%	80.8%	73.7%	70.9%	70.2%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND III
Institutional Class Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.18	$18.54	$19.16	$20.60	$18.88
Net Investment Income (Loss)(a)	0.28	0.28	0.31	0.25	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(1.86)	3.72	(0.24)	0.04	2.20
Total From Investment Operations	(1.58)	4.00	0.07	0.29	2.46
Dividends from Net Investment Income	(0.27)	(0.28)	(0.23)	(0.24)	(0.21)
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)	(0.53)
Total Dividends and Distributions	(2.32)	(0.36)	(0.69)	(1.73)	(0.74)
Net Asset Value, End of Period	$18.28	$22.18	$18.54	$19.16	$20.60
Total Return	(8.23)%	21.75%	0.50%	1.46%	13.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$97,145	$148,346	$1,025,943	$866,866	$822,011
Ratio of Expenses to Average Net Assets	0.72%	0.65%	0.65%	0.65%	0.64%
Ratio of Gross Expenses to Average Net Assets (b)	0.73%	0.67%	0.66%	0.66%	0.65%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.37%	1.72%	1.28%	1.29%
Portfolio Turnover Rate	70.30%	80.80%	73.70%	70.90%	70.20%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND III
Class R-1 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.94	$17.50	$18.14	$19.65	$18.07
Net Investment Income (Loss)(a)	0.10	0.08	0.15	0.07	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(1.74)	3.53	(0.23)	0.05	2.11
Total From Investment Operations	(1.64)	3.61	(0.08)	0.12	2.19
Dividends from Net Investment Income	(0.10)	(0.09)	(0.10)	(0.14)	(0.08)
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)	(0.53)
Total Dividends and Distributions	(2.15)	(0.17)	(0.56)	(1.63)	(0.61)
Net Asset Value, End of Period	$17.15	$20.94	$17.50	$18.14	$19.65
Total Return	(8.95)%	20.72%	(0.35)%	0.60%	12.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$332	$722	$994	$1,496	$1,046
Ratio of Expenses to Average Net Assets	1.51% (e)	1.51% (e)	1.51% (e)	1.51% (e)	1.51% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.40%	0.88%	0.39%	0.41%
Portfolio Turnover Rate	70.30%	80.80%	73.70%	70.90%	70.20%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND III
Class R-2 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.10	$17.65	$18.27	$19.76	$18.18
Net Investment Income (Loss)(a)	0.14	0.11	0.17	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(1.77)	3.56	(0.22)	0.03	2.12
Total From Investment Operations	(1.63)	3.67	(0.05)	0.13	2.22
Dividends from Net Investment Income	(0.12)	(0.14)	(0.11)	(0.13)	(0.11)
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)	(0.53)
Total Dividends and Distributions	(2.17)	(0.22)	(0.57)	(1.62)	(0.64)
Net Asset Value, End of Period	$17.30	$21.10	$17.65	$18.27	$19.76
Total Return	(8.82)%	20.87%	(0.18)%	0.68%	12.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,179	$2,255	$1,977	$2,204	$1,663
Ratio of Expenses to Average Net Assets	1.38% (e)	1.38% (e)	1.38% (e)	1.38% (e)	1.38% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.56%	1.00%	0.55%	0.53%
Portfolio Turnover Rate	70.30%	80.80%	73.70%	70.90%	70.20%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND III
Class R-3 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.95	$17.53	$18.16	$19.64	$18.07
Net Investment Income (Loss)(a)	0.17	0.15	0.20	0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(1.75)	3.53	(0.22)	0.05	2.11
Total From Investment Operations	(1.58)	3.68	(0.02)	0.18	2.24
Dividends from Net Investment Income	(0.16)	(0.18)	(0.15)	(0.17)	(0.14)
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)	(0.53)
Total Dividends and Distributions	(2.21)	(0.26)	(0.61)	(1.66)	(0.67)
Net Asset Value, End of Period	$17.16	$20.95	$17.53	$18.16	$19.64
Total Return	(8.67)%	21.10%	(0.02)%	0.93%	12.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,864	$12,863	$17,205	$15,024	$9,010
Ratio of Expenses to Average Net Assets	1.20% (e)	1.20% (e)	1.20% (e)	1.20% (e)	1.20% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	0.85%	0.77%	1.17%	0.69%	0.69%
Portfolio Turnover Rate	70.30%	80.80%	73.70%	70.90%	70.20%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND III
Class R-4 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.76	$17.38	$18.01	$19.48	$17.92
Net Investment Income (Loss)(a)	0.21	0.19	0.23	0.17	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(1.73)	3.49	(0.23)	0.04	2.10
Total From Investment Operations	(1.52)	3.68	—	0.21	2.26
Dividends from Net Investment Income	(0.20)	(0.22)	(0.17)	(0.19)	(0.17)
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)	(0.53)
Total Dividends and Distributions	(2.25)	(0.30)	(0.63)	(1.68)	(0.70)
Net Asset Value, End of Period	$16.99	$20.76	$17.38	$18.01	$19.48
Total Return	(8.48)%	21.33%	0.12%	1.13%	12.99%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,151	$22,430	$20,460	$18,262	$14,160
Ratio of Expenses to Average Net Assets	1.01% (e)	1.01% (e)	1.01% (e)	1.01% (e)	1.01% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	1.07%	0.96%	1.37%	0.89%	0.83%
Portfolio Turnover Rate	70.30%	80.80%	73.70%	70.90%	70.20%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND III
Class R-5 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.98	$17.56	$18.18	$19.65	$18.03
Net Investment Income (Loss)(a)	0.23	0.21	0.26	0.19	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(1.75)	3.52	(0.23)	0.04	2.12
Total From Investment Operations	(1.52)	3.73	0.03	0.23	2.31
Dividends from Net Investment Income	(0.22)	(0.23)	(0.19)	(0.21)	(0.16)
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)	(0.53)
Total Dividends and Distributions	(2.27)	(0.31)	(0.65)	(1.70)	(0.69)
Net Asset Value, End of Period	$17.19	$20.98	$17.56	$18.18	$19.65
Total Return	(8.38)%	21.44%	0.27%	1.23%	13.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,113	$24,874	$28,552	$27,790	$17,886
Ratio of Expenses to Average Net Assets	0.89% (e)	0.89% (e)	0.89% (e)	0.89% (e)	0.89% (e)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	1.17%	1.08%	1.49%	1.03%	1.03%
Portfolio Turnover Rate	70.30%	80.80%	73.70%	70.90%	70.20%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP VALUE FUND III
Class R-6 Shares	2018	2017	2016	2015 (i)
Net Asset Value, Beginning of Period	$22.29	$18.54	$19.16	$21.10
Net Investment Income (Loss)(a)	0.30	0.28	0.31	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(1.87)	3.82	(0.24)	(0.40)
Total From Investment Operations	(1.57)	4.10	0.07	(0.21)
Dividends from Net Investment Income	(0.28)	(0.27)	(0.23)	(0.24)
Distributions from Realized Gains	(2.05)	(0.08)	(0.46)	(1.49)
Total Dividends and Distributions	(2.33)	(0.35)	(0.69)	(1.73)
Net Asset Value, End of Period	$18.39	$22.29	$18.54	$19.16
Total Return(b)	(8.16)%	22.30%	0.49%	(0.94)% (f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$823,982	$1,005,847	$3,504	$3,846
Ratio of Expenses to Average Net Assets	0.63% (e)	0.64% (e)	0.69% (e)	0.69% (e),(g)
Ratio of Gross Expenses to Average Net Assets (b)	—%	—%	—%	—%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.28%	1.69%	1.06% (g)
Portfolio Turnover Rate	70.30%	80.80%	73.70%	70.9% (g)

(a) Calculated based on average shares outstanding during the period.
(b) Excludes expense reimbursement from Manager and/or Distributor.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

(e) Reflects Manager's contractual expense limit.
(f) Total return amounts have not been annualized.
(g) Computed on an annualized basis.
(h) Period from June 3, 2014, date shares first offered, through October 31, 2014.
(i) Period from November 25, 2014, date operations commenced, through October 31, 2015.

FINANCIAL STATEMENTS
The financial statements of the Acquired Fund and Acquiring Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Jared A. Yepsen, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
The next annual meeting of PFI shareholders is April 18, 2019. Shareholder proposals to be presented at that meeting must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

February ___, 2019
Des Moines, Iowa

Appendix A
FORM OF
PLAN OF ACQUISITION
MidCap Value Fund III and Midcap Value Fund I
The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the MidCap Value Fund I series of the Fund (“MCVI”) acquire all of the assets of the MidCap Value Fund III series of the Fund (“MCVIII”), in exchange for the assumption by MCVI of all of the liabilities of MCVIII and for shares issued by MCVI which are thereafter to be distributed by MCVIII pro rata to its shareholders in complete liquidation and termination of MCVIII and in exchange for all of MCVIII’s outstanding shares.
MCVIII will transfer to MCVI, and MCVI will acquire from MCVIII, all of the assets of MCVIII on the Closing Date and will assume from MCVIII all of the liabilities of MCVIII in exchange for the issuance of the number and class of shares of MCVI determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of MCVIII of the corresponding class in complete liquidation and termination of MCVIII and in exchange for all of MCVIII’s outstanding Class A, J, Institutional, R-1, R-2, R-3, R-4. R-5, and R-6 Class shares. MCVIII will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by MCVIII in proper form prior to the Closing Date shall be fulfilled by MCVIII. Redemption requests received by MCVIII thereafter will be treated as requests for redemption of those shares of MCVI allocable to the shareholder in question.
MCVIII will declare, and MCVI may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, MCVI will issue to MCVIII a number of full and fractional Class A, J, Institutional, R-1, R-2, R-3, R-4. R-5, and R-6 Class shares of MCVI, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of MCVIII. The aggregate value of the net assets of MCVIII and MCVI shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on April 12, 2019, or on such other date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for MCVI or MCVIII to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, MCVIII shall (a) distribute on a pro rata basis to the Class A, J, Institutional, R-1, R-2, R-3, R-4. R-5, and R-6 Class shareholders of record of MCVIII at the close of business on the Closing Date the shares of MCVI of the corresponding class received by MCVIII at the Closing in exchange for all of MCVIII’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of MCVI to shareholders of MCVIII, MCVI shall credit its books an appropriate number and class of its shares to the account of each shareholder of MCVIII. No certificates will be issued for shares of MCVI. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of MCVIII, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of MCVI to be credited on the books of MCVI in respect of such shares of MCVIII as provided above.
MCVIII will, within a reasonable period of time before the Closing Date, furnish MCVI with a list of MCVIII’s portfolio securities and other investments. MCVI will, within a reasonable period of time before the Closing Date, identify the securities, if any, on MCVIII’s list referred to in the foregoing sentence that MCVI wishes to receive from MCVIII and otherwise how MCVI wishes MCVIII’s portfolio to be repositioned prior to the Closing in accordance with MCVI’s investment objective, policies and strategies. MCVIII, if requested by MCVI, will reposition its portfolio as directed by MCVI prior to the Closing. In addition, if it is determined that the portfolios of MCVIII and MCVI, when aggregated, would contain investments exceeding certain percentage limitations applicable to

MCVI with respect to such investments, MCVIII, if requested by MCVI, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require MCVIII to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board of Directors of the Fund or Principal Global Investors, LLC, the investment adviser to MCVIII and MCVI, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of MCVIII.
Prior to the Closing Date, MCVIII shall deliver to MCVI a list setting forth the assets to be assigned, delivered and transferred to MCVI, including the securities then owned by MCVIII and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by MCVI pursuant to this Plan.
All of MCVIII’s portfolio securities shall be delivered by MCVIII’s custodian on the Closing Date to MCVI or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of MCVI or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from MCVIII’s account at its custodian to MCVI’s account at its custodian. If on the Closing Date MCVIII is unable to make good delivery to MCVI’s custodian of any of MCVIII’s portfolio securities because such securities have not yet been delivered to MCVIII’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and MCVIII shall deliver to MCVI’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to MCVI, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by MCVI.

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of MCVIII and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of MCVIII no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of MCVIII.
Except as expressly provided otherwise in this Plan, MCVIII will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of _________, 2019.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: MidCap Value Fund III

By:
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: MidCap Value Fund I

By:
Adam U. Shaikh
Assistant Counsel

APPENDIX B
INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS
AND REDUCTIONS
Certain intermediaries have different policies and procedures regarding the availability of sales charge waivers and reductions, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. In order to receive a waiver or reduction offered by one intermediary or the Fund, the purchaser must purchase Fund shares from the Fund or intermediary offering the waiver or reduction. Please see the section of the Proxy Statement/Prospectus entitled “The Cost of Investing and Ongoing Fees” for more information on sales charges and waivers available for different classes.
Currently, the following intermediaries have implemented a schedule of sales charge waivers and reductions, as described below: Ameriprise Financial, Merrill Lynch, and Morgan Stanley Wealth Management.
Merrill Lynch
If you purchase Fund shares through a Merrill Lynch platform or account you will be eligible only for the following sales charge waivers (initial sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and reductions, which differ from those disclosed elsewhere in this Proxy Statement/Prospectus or the Statement of Additional Information.
Initial Sales Charge Waivers on Class A Shares Available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment advisor or any of its affiliates, as described in this prospectus.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A shares only)

Initial Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Class A shares shares of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of Class A shares within a fund family, through Merrill Lynch, over a 13-month period of time.
Ameriprise Financial
Initial Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
The following information applies to Class A purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial. Effective June 15, 2018, if you purchase Class A Fund shares through an Ameriprise Financial platform or account you will be eligible only for the following initial sales charge waivers and reductions, which differ from those disclosed elsewhere in this Proxy Statement/Prospectus or the Statement of Additional Information.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). However, the initial sales charge waiver does not apply to SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) accounts subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter, including through adoption) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Morgan Stanley Wealth Management
Initial Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Effective July 1, 2018, if you purchase Class A Fund shares through a Morgan Stanley Wealth Management transactional brokerage account you will be eligible only for the following initial sales charge waivers, which differ from those disclosed elsewhere in this Proxy Statement/Prospectus or the Statement of Additional Information.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
SHAREHOLDERS' REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6X9 ENVELOPES.
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
CONTROL NUMBER ð 12345678910

PRINCIPAL FUNDS, INC. – MIDCAP VALUE FUND III

DES MOINES, IOWA
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2019

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Laura B. Latham, and Adam U. Shaikh, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held April 5, 2019 at 10:00 a.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 5, 2019. The Proxy Statement/Prospectus for this meeting is available at:

proxyonline.com/docs/pfimidcapvalue3.pdf

PRINCIPAL FUNDS, INC. – MIDCAP VALUE FUND III	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (JOINT OWNERS) DATE

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the special meeting.

THE BOARD OF DIRECTORS OF PRINCIPAL FUNDS, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	Approval of a Plan of Acquisition providing for the reorganization of the MidCap Value Fund III (the "Acquired Fund") into the MidCap Value Fund I (the "Acquiring Fund").	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

PART B

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

STATEMENT OF ADDITIONAL INFORMATION

Dated: ______, 2019

This Statement of Additional Information is available to the shareholders of MidCap Value Fund III (the "Acquired Fund") in connection with the proposed reorganization of the Acquired Fund into the MidCap Value Fund I (the "Acquiring Fund") (the "Reorganization"). The Acquired Fund and Acquiring Fund are each a separate series of Principal Funds, Inc. ("PFI").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated _________, 2019, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on April 5, 2019 at 10:00 a.m., Central Time. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll free at 1 (800) 222-5852.
TABLE OF CONTENTS

(1)
Statement of Additional Information of PFI dated March 1, 2018 as amended and restated September 11, 2018, and as supplemented on September 17, 2018, October 9, 2018, November 30, 2018, and December 17, 2018.

(2)	Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2018.

(3)	Pro Forma Financial Statements.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the SEC (File Nos. 033-59474 and 811-07572):

(1)
The Statement of Additional Information of Principal Funds, Inc. dated March 1, 2018 as amended and restated September 11, 2018, and as supplemented September 17, 2018, October 9, 2018, November 30, 2018, and December 17, 2018, and filed via EDGAR on those dates.

(2)
The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2018, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 28, 2018.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1 (800) 222-5852 or online at www.principalfunds.com.
PRO FORMA FINANCIAL STATEMENTS
On December 11, 2018, the Board of Directors of PFI approved a Plan of Acquisition whereby the MidCap Value Fund I (the "Acquiring Fund") will acquire all the assets of the MidCap Value Fund III (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund.
Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of October 31, 2018.  The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund. Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Funds incorporated by reference in the Statements of Additional Information.

Statements of Assets and Liabilities
Principal Funds, Inc.
October 31, 2018 (unaudited)
Amounts in thousands
	MidCap Value Fund I	MidCap Value Fund III	Pro Forma Adjustments		Pro Forma MidCap Value Fund I
Investment in securities--at cost	$ 893,732	$1,063,829	$ –		$ 1,957,561
Investment in affiliated Funds--at cost	$ 19,620	$22,789	$ –		$ 42,409
Assets
Investment in securities--at value	$ 922,514	$1,049,698	$ –		$ 1,972,212
Investment in affiliated Funds--at value	19,620	22,789	–		42,409
Deposits with counterparty	238	312	–		550
Receivables:
Dividends and interest	790	691	–		1,481
Expense reimbursement from Manager	99	13	–		112
Expense reimbursement from Distributor	2	2	–		4
Fund shares sold	227	114	–		341
Investment securities sold	1,685	5,604	–		7,289
Variation margin on futures	16	22	–		38
Prepaid directors' expenses	0	1	–		1
Total Assets	945,191	1,079,246			2,024,437
Liabilities
Accrued management and investment advisory fees.	818	601	–		1,419
Accrued administrative service fees	2	1	–		3
Accrued distribution fees	13	20	–		33
Accrued service fees	11	8	–		19
Accrued transfer agent fees	40	65	–		105
Accrued directors' expenses	1	–	–		1
Accrued professional fees	19	20	–		39
Accrued other expenses	30	37	–		67
Deposits from counterparty	–	–	–		–
Payables:
Fund shares redeemed	1,320	4,893	–		6,213
Investment securities purchased	2,234	3,402	–		5,636
Out-of-pocket fees	–	–	30	(b)	30
Transition costs	–	–	449	(b)	449
Total Liabilities	4,488	9,047	479		14,014
Net Assets Applicable to Outstanding Shares.	$ 940,703	$1,070,199	(479)		2,010,423
Net Assets Consist of:
Capital shares and additional paid-in-capital	$ 820,665	$1,013,032	$ –		$ 1,833,697
Total distributable earnings (loss)	120,038	57,167	(479)	(b)	176,726
Total Net Assets	$ 940,703	$1,070,199	(479)		2,010,423
Capital Stock (par value: $.01 per share):
Shares authorized	525,000	675,000			1,200,000

Net Asset Value Per Share:
Class A: Net Assets	N/A	$25,183	(11)	(b)	25,172
Shares Issued and Outstanding		1,394	328	(a),(b)	1,722
Net Asset Value per share		$18.06			$ 14.62
Maximum Offering Price		$19.11			$ 14.62
Class J: Net Assets	$ 65,310	$88,250	(40)	(b)	153,520
Shares Issued and Outstanding	4,522	5,164	945	(a),(b)	10,631
Net Asset Value per share	$ 14.44	$17.09			$ 14.44
Institutional: Net Assets	$ 824,306	$97,145	(43)	(b)	921,408
Shares Issued and Outstanding	56,376	5,315	1,327	(a),(b)	63,018
Net Asset Value per share	$ 14.62	$18.28			$ 14.62
R-1: Net Assets	$ 3,190	$332	—	(b)	3,522
Shares Issued and Outstanding	229	19	5	(a),(b),(c)	253
Net Asset Value per share	$ 13.96	$17.15			$ 13.96
R-2: Net Assets	$ 2,579	$1,179	—	(b)	3,758
Shares Issued and Outstanding	183	68	16	(a),(b),(c)	267
Net Asset Value per share	$ 14.10	$17.30			14.10
R-3: Net Assets	$ 9,098	$7,864	(4)	(b)	16,958
Shares Issued and Outstanding	633	458	89	(a),(b)	1,180
Net Asset Value per share	$ 14.37	$17.16			$ 14.37
R-4: Net Assets	$ 8,590	$8,151	(4)	(b)	16,737
Shares Issued and Outstanding	596	479	86	(a),(b)	1,161
Net Asset Value per share	$ 14.42	$16.99			$ 14.42
R-5: Net Assets	$ 27,630	$18,113	(8)	(b)	45,735
Shares Issued and Outstanding	1,905	1,054	195	(a),(b)	3,154
Net Asset Value per share	$ 14.50	$17.19			$ 14.50
R-6: Net Assets	N/A	$823,982	(369)	(b)	823,613
Shares Issued and Outstanding		44,807	11,533	(a),(b)	56,340
Net Asset Value per share		$18.39			$ 14.62

(a) Reflects new shares issued, net of retired shares of MidCap Value Fund III.
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization and transition costs associated with disposing of portfolio securities.

STATEMENTS OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended October 31, 2018 (unaudited)
Amounts in thousands	MidCap Value Fund I	MidCap Value Fund III	Pro Forma Adjustments		Pro Forma MidCap Value Fund I
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$ 320	$ 388	$ –		$ 708
Dividends	18,104	25,341	–		43,445
Withholding tax	(6)	(152)	–		(158)
Interest	26	18	–		44
Total Income	18,444	25,595	–		44,039
Expenses:
Management and investment advisory fees	9,864	7,886	3,950	(a)	21,700
Distribution fees - Class A	N/A	69	–		69
Distribution fees - Class J	107	154	–		261
Distribution fees - R-1	14	2	–		16
Distribution fees - R-2	11	5	–		16
Distribution fees - R-3	30	27	–		57
Distribution fees - R-4	11	16	–		27
Administrative service fees - R-1	11	2	–		13
Administrative service fees - R-2	7	3	–		10
Administrative service fees - R-3	8	8	–		16
Administrative service fees - R-4	4	5	–		9
Administrative service fees - R-5	3	2	–		5
Registration fees - Class A	N/A	16	–		16
Registration fees - Class J	14	15	(14)	(b)	15
Registration fees - Institutional	34	16	(16)	(b)	34
Registration fees - R-6	N/A	15	–		15
Service fees - R-1	10	1	–		11
Service fees - R-2	9	4	–		13
Service fees - R-3	30	27	–		57
Service fees - R-4	28	41	–		69
Service fees - R-5	82	56	–		138
Shareholder reports - Class A	N/A	8	–		8
Shareholder reports - Class J	27	36	–		63
Shareholder reports - Institutional	2	10	–		12
Transfer agent fees - Class A	N/A	60	–		60
Transfer agent fees - Class J	100	128	–		228
Transfer agent fees - Institutional	131	94	–		225
Chief compliance officer fees	1	2	–		3
Custodian fees	28	18	(18)	(b)	28
Directors' expenses	20	25	–		45
Professional fees	24	15	(15)	(b)	24
Other expenses	10	14	–		24
Total Gross Expenses	10,620	8,780	3,887	(a)	23,287
Less: Reimbursement from Manager	1,196	174	1,317		2,687
Less: Reimbursement from Distributor - Class J	22	31	–		53
Total Net Expenses	9,402	8,575	2,570		20,547
Net Investment Income (Loss)	9,042	17,020	(2,570)		23,492

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies and Futures
Net realized gain (loss) from:
Investment transactions	99,499	79,788	–	179,287
Futures contracts	2,404	3,850	–	6,254
Net change in unrealized appreciation/depreciation of:
Investments	(99,042)	(190,760)	–	(289,802)
Futures contracts	(961)	(1,683)	–	(2,644)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies and Futures	1,900	(108,805)	–	(106,905)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 10,942	$ (91,785)	$ (2,570)	$ (83,413)

(a) Management and investment advisory fees and waivers increased to reflect annual percentage rate of Acquiring Fund.
(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes.

Schedule of Investments
October 31, 2018

COMMON STOCKS - 98.08%	MidCap Value Fund III Shares Held	MidCap Value Fund III Value (000's)	MidCap Value Fund I Shares Held	MidCap Value Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Advertising - 0.39%
Interpublic Group of Cos Inc/The	14,130	$327	305,839	$7,083	319,969	$7,410
Omnicom Group Inc (a)	3,439	256	2,313	172	5,752	428
		$583		$7,255		$7,838
Aerospace & Defense - 1.39%
Arconic Inc (a)	11,533	234	8,968	182	20,501	416
Curtiss-Wright Corp	1,562	171	29,826	3,265	31,388	3,436
Harris Corp	—	—	100	15	100	15
L3 Technologies Inc (a)	37,733	7,150	6,903	1,308	44,636	8,458
Rockwell Collins Inc (a)	3,800	486	2,556	327	6,356	813
Spirit AeroSystems Holdings Inc (a)	166,232	13,965	1,250	105	167,482	14,070
Teledyne Technologies Inc (b)	1,526	338	1,716	380	3,242	718
		$22,344		$5,582		$27,926
Agriculture - 1.08%
Archer-Daniels-Midland Co	91,297	4,314	360,419	17,030	451,716	21,344
Bunge Ltd (a)	3,755	232	2,534	156	6,289	388
		$4,546		$17,186		$21,732
Airlines - 0.15%
Alaska Air Group Inc (a)	3,203	197	2,163	133	5,366	330
American Airlines Group Inc	11,067	388	20,196	708	31,263	1,096
Copa Holdings SA (a)	1,207	88	811	59	2,018	147
JetBlue Airways Corp (a),(b)	10,900	182	7,333	123	18,233	305
United Continental Holdings Inc (b)	6,549	560	5,805	496	12,354	1,056
		$1,415		$1,519		$2,934
Apparel - 1.48%
Carter's Inc	—	—	112,700	10,817	112,700	10,817
Columbia Sportswear Co (a)	67,714	6,113	6,821	615	74,535	6,728
Hanesbrands Inc (a)	186,770	3,205	—	—	186,770	3,205
Michael Kors Holdings Ltd (a),(b)	105,158	5,826	2,047	113	107,205	5,939
PVH Corp	3,012	364	2,835	343	5,847	707
Ralph Lauren Corp	2,350	305	3,336	433	5,686	738
Skechers U.S.A. Inc (a),(b)	2,579	74	1,734	49	4,313	123
Under Armour Inc - Class A (b)	1,655	37	1,483	33	3,138	70
Under Armour Inc - Class C (a),(b)	1,532	30	1,144	23	2,676	53
VF Corp	3,162	262	14,266	1,182	17,428	1,444
		$16,216		$13,608		$29,824
Automobile Manufacturers - 0.15%
PACCAR Inc	9,189	526	44,432	2,542	53,621	3,068

Automobile Parts & Equipment - 0.95%
Adient PLC (a)	131,054	3,987	2,297	70	133,351	4,057
Aptiv PLC (a)	930	71	625	48	1,555	119
BorgWarner Inc	8,727	344	232,042	9,145	240,769	9,489
Goodyear Tire & Rubber Co/The (a)	8,494	179	5,715	120	14,209	299
Lear Corp (a)	36,758	4,885	1,653	220	38,411	5,105
Visteon Corp (a),(b)	442	35	297	23	739	58
		$9,501		$9,626		$19,127

Banks - 6.08%
Associated Banc-Corp (a)	6,255	145	4,208	98	10,463	243
Bank of Hawaii Corp	—	—	14,073	1,104	14,073	1,104
Bank OZK (a)	4,536	124	3,051	83	7,587	207
BankUnited Inc	4,089	135	4,190	139	8,279	274
BOK Financial Corp (a)	1,000	86	672	58	1,672	144
CIT Group Inc (a)	4,235	201	2,849	135	7,084	336
Citizens Financial Group Inc (a)	189,217	7,068	154,858	5,784	344,075	12,852
Comerica Inc (a)	75,622	6,167	4,522	369	80,144	6,536
Commerce Bancshares Inc/MO	3,486	222	25,057	1,594	28,543	1,816
Cullen/Frost Bankers Inc (a)	2,100	206	1,412	138	3,512	344
East West Bancorp Inc (a)	3,574	187	2,403	126	5,977	313
Fifth Third Bancorp (a)	207,454	5,599	54,402	1,469	261,856	7,068
First Citizens BancShares Inc/NC (a)	310	132	208	89	518	221
First Hawaiian Inc	3,992	99	27,415	680	31,407	779
First Horizon National Corp (a)	11,609	187	7,810	126	19,419	313
First Republic Bank/CA (a)	4,296	391	2,889	263	7,185	654
FNB Corp/PA (a)	955,725	11,306	8,296	98	964,021	11,404
Huntington Bancshares Inc/OH (a)	44,901	643	33,561	481	78,462	1,124
KeyCorp (a)	1,101,650	20,006	38,607	701	1,140,257	20,707
M&T Bank Corp	3,881	642	11,530	1,907	15,411	2,549
Northern Trust Corp (a)	6,158	579	4,142	390	10,300	969
PacWest Bancorp (a)	4,557	185	3,065	124	7,622	309
Pinnacle Financial Partners Inc (a)	1,565	82	1,052	55	2,617	137
Popular Inc (a)	50,002	2,601	2,553	133	52,555	2,734
Prosperity Bancshares Inc	2,397	156	108,287	7,042	110,684	7,198
Regions Financial Corp (a)	433,201	7,351	29,477	500	462,678	7,851
Signature Bank/New York NY (a)	543	60	364	40	907	100
SunTrust Banks Inc	17,685	1,108	259,398	16,253	277,083	17,361
SVB Financial Group (a),(b)	326	77	221	52	547	129
Synovus Financial Corp	4,041	152	68,239	2,563	72,280	2,715
TCF Financial Corp (a)	6,425	134	4,300	90	10,725	224
Texas Capital Bancshares Inc (a),(b)	715	47	484	32	1,199	79
Umpqua Holdings Corp (a)	8,328	160	7,167	137	15,495	297
Valley National Bancorp (a)	429,486	4,286	—	—	429,486	4,286
Webster Financial Corp	3,314	195	9,489	558	12,803	753
Western Alliance Bancorp (b)	1,460	70	32,361	1,561	33,821	1,631
Wintrust Financial Corp (a)	2,110	161	1,419	108	3,529	269
Zions Bancorp NA (a)	129,534	6,095	3,454	162	132,988	6,257
		$77,045		$45,242		$122,287
Beverages - 0.74%
Brown-Forman Corp - B Shares	—	—	740	35	740	35
Coca-Cola European Partners PLC (a)	309,613	14,084	—	—	309,613	14,084
Molson Coors Brewing Co (a)	7,323	469	4,926	315	12,249	784
		$14,553		$350		$14,903
Biotechnology - 0.11%
Alnylam Pharmaceuticals Inc (b)	317	25	3,772	304	4,089	329
Bio-Rad Laboratories Inc (b)	917	250	2,376	648	3,293	898
Bluebird Bio Inc (b)	580	67	760	87	1,340	154
United Therapeutics Corp (b)	1,469	163	5,419	601	6,888	764
		$505		$1,640		$2,145
Building Materials - 1.34%
Eagle Materials Inc (a)	330	24	255	19	585	43
Fortune Brands Home & Security Inc	2,223	100	2,685	120	4,908	220

Johnson Controls International plc (a)	330,042	10,552	—	—	330,042	10,552
Lennox International Inc	357	75	689	146	1,046	221
Martin Marietta Materials Inc (a)	131	22	94	16	225	38
Masco Corp (a)	2,626	79	1,766	53	4,392	132
Owens Corning (a)	188,404	8,906	140,175	6,626	328,579	15,532
USG Corp (a)	2,953	125	1,987	84	4,940	209
Vulcan Materials Co (a)	190	19	142	14	332	33
		$19,902		$7,078		$26,980
Chemicals - 2.88%
Albemarle Corp (a)	2,889	287	1,943	193	4,832	480
Axalta Coating Systems Ltd (a),(b)	450,858	11,127	3,185	79	454,043	11,206
Cabot Corp (a)	93,889	4,570	24,778	1,206	118,667	5,776
Celanese Corp	49,404	4,789	51,584	5,000	100,988	9,789
CF Industries Holdings Inc	6,240	300	17,588	845	23,828	1,145
Eastman Chemical Co	5,784	453	143,066	11,209	148,850	11,662
FMC Corp (a)	2,120	166	1,431	112	3,551	278
GCP Applied Technologies Inc (b)	—	—	1,149	30	1,149	30
Huntsman Corp (a)	8,136	178	5,474	120	13,610	298
Ingevity Corp (b)	—	—	2,305	210	2,305	210
International Flavors & Fragrances Inc (a)	1,398	202	939	136	2,337	338
Mosaic Co/The (a)	95,063	2,942	6,321	196	101,384	3,138
NewMarket Corp (a)	41	16	32	12	73	28
Olin Corp (a)	6,329	128	4,258	86	10,587	214
RPM International Inc (a)	4,696	287	3,159	193	7,855	480
Univar Inc (a),(b)	217,957	5,366	2,459	60	220,416	5,426
Valvoline Inc (a)	7,080	141	4,763	95	11,843	236
Versum Materials Inc (a)	219,437	6,925	—	—	219,437	6,925
Westlake Chemical Corp (a)	261	19	202	14	463	33
WR Grace & Co	—	—	2,330	151	2,330	151
		$37,896		$19,947		$57,843
Coal - 0.01%
CONSOL Energy Inc (b)	—	—	5,073	202	5,073	202

Commercial Services - 2.51%
Aaron's Inc (a)	92,900	4,378	—	—	92,900	4,378
AMERCO (a)	269	88	180	59	449	147
Aramark (a)	6,513	234	4,398	158	10,911	392
Booz Allen Hamilton Holding Corp	1,798	89	8,179	405	9,977	494
Bright Horizons Family Solutions Inc (a),(b)	16,220	1,864	160	18	16,380	1,882
CoreLogic Inc/United States (a),(b)	1,200	49	807	33	2,007	82
Equifax Inc	3,437	349	5,211	528	8,648	877
Euronet Worldwide Inc (b)	904	101	8,497	945	9,401	1,046
Graham Holdings Co (a)	158	92	106	62	264	154
H&R Block Inc	6,103	162	29,875	793	35,978	955
IHS Markit Ltd (b)	14,350	754	22,957	1,206	37,307	1,960
Korn/Ferry International (a)	131,400	5,931	—	—	131,400	5,931
Macquarie Infrastructure Corp (a)	2,969	110	1,997	74	4,966	184
ManpowerGroup Inc (a)	2,310	176	1,553	118	3,863	294
Nielsen Holdings PLC (a)	289,614	7,524	6,419	167	296,033	7,691
Quanta Services Inc (a),(b)	3,882	121	317,911	9,918	321,793	10,039
Sabre Corp	4,878	120	8,091	200	12,969	320
Service Corp International/US (a)	2,468	102	1,660	69	4,128	171
Total System Services Inc (a)	105,741	9,638	—	—	105,741	9,638

Western Union Co/The (a)	15,127	273	10,177	184	25,304	457
Worldpay Inc (b)	7,300	670	29,020	2,665	36,320	3,335
		$32,825		$17,602		$50,427
Computers - 2.49%
Amdocs Ltd (a)	3,809	241	3,302	209	7,111	450
Conduent Inc (a),(b)	6,913	132	4,650	89	11,563	221
Dell Technologies Inc Class V (b)	7,151	647	12,201	1,103	19,352	1,750
DXC Technology Co	56,108	4,086	120,870	8,803	176,978	12,889
Genpact Ltd (a)	3,479	95	2,340	64	5,819	159
Hewlett Packard Enterprise Co	—	—	485,990	7,411	485,990	7,411
Leidos Holdings Inc	6,006	389	117,240	7,595	123,246	7,984
MAXIMUS Inc	—	—	142,700	9,271	142,700	9,271
NetApp Inc	—	—	1,970	155	1,970	155
Perspecta Inc (a)	329,211	8,062	—	—	329,211	8,062
Teradata Corp (b)	1,363	50	15,530	565	16,893	615
Western Digital Corp	8,023	346	16,648	717	24,671	1,063
		$14,048		$35,982		$50,030
Consumer Products - 0.26%
Avery Dennison Corp	—	—	2,670	242	2,670	242
Central Garden & Pet Co - A Shares (a),(b)	130,700	3,875	—	—	130,700	3,875
Church & Dwight Co Inc (a)	991	59	668	40	1,659	99
Clorox Co/The	450	67	5,824	864	6,274	931
		$4,001		$1,146		$5,147
Cosmetics & Personal Care - 0.01%
Coty Inc (a)	16,275	172	11,420	121	27,695	293

Distribution & Wholesale - 0.10%
HD Supply Holdings Inc (b)	3,479	131	8,960	337	12,439	468
KAR Auction Services Inc	1,470	84	3,308	188	4,778	272
LKQ Corp (a),(b)	7,066	192	5,543	152	12,609	344
Watsco Inc (a)	282	42	189	28	471	70
WESCO International Inc (b)	1,784	89	3,633	182	5,417	271
WW Grainger Inc	—	—	2,150	610	2,150	610
		$538		$1,497		$2,035
Diversified Financial Services - 3.36%
Affiliated Managers Group Inc	1,426	162	5,889	669	7,315	831
Air Lease Corp (a)	3,415	130	2,297	87	5,712	217
Ally Financial Inc	18,307	465	70,318	1,787	88,625	2,252
Ameriprise Financial Inc	4,841	616	5,406	688	10,247	1,304
BGC Partners Inc	10,715	114	29,537	312	40,252	426
Cboe Global Markets Inc	197	22	3,227	365	3,424	387
Credit Acceptance Corp (a),(b)	66	28	49	21	115	49
Discover Financial Services (a)	159,955	11,144	6,197	431	166,152	11,575
E*TRADE Financial Corp	5,389	266	176,375	8,716	181,764	8,982
Franklin Resources Inc	8,268	252	7,982	244	16,250	496
Interactive Brokers Group Inc - A Shares (a)	394	19	294	15	688	34
Invesco Ltd (a)	10,812	235	7,592	165	18,404	400
Jefferies Financial Group Inc (a)	384,919	8,265	70,111	1,505	455,030	9,770
Lazard Ltd (a)	120,290	4,780	441	18	120,731	4,798
Legg Mason Inc	3,224	91	9,708	274	12,932	365
Nasdaq Inc (a)	3,093	268	2,080	180	5,173	448
Navient Corp (a)	719,289	8,329	13,714	159	733,003	8,488
OneMain Holdings Inc (a),(b)	3,001	86	1,993	57	4,994	143

Raymond James Financial Inc (a)	2,466	189	1,666	128	4,132	317
Santander Consumer USA Holdings Inc (a)	4,392	82	2,943	55	7,335	137
SLM Corp (a),(b)	1,013,889	10,281	10,661	108	1,024,550	10,389
Synchrony Financial (a)	131,212	3,790	39,002	1,127	170,214	4,917
T Rowe Price Group Inc	445	43	7,448	722	7,893	765
		$49,657		$17,833		$67,490
Electric - 6.69%
AES Corp/VA (a)	30,173	440	20,301	296	50,474	736
Alliant Energy Corp	6,175	265	213,168	9,162	219,343	9,427
Ameren Corp (a)	183,446	11,847	6,691	432	190,137	12,279
CenterPoint Energy Inc (a)	175,290	4,735	42,385	1,145	217,675	5,880
CMS Energy Corp (a)	7,539	373	5,072	251	12,611	624
Consolidated Edison Inc	8,338	634	19,619	1,491	27,957	2,125
DTE Energy Co	7,160	805	96,577	10,855	103,737	11,660
Edison International	12,291	853	13,159	913	25,450	1,766
Entergy Corp (a)	176,442	14,812	6,714	564	183,156	15,376
Evergy Inc (a)	10,923	612	7,349	411	18,272	1,023
Eversource Energy	8,475	536	7,522	476	15,997	1,012
FirstEnergy Corp (a)	379,065	14,131	31,835	1,187	410,900	15,318
Hawaiian Electric Industries Inc (a)	4,193	156	2,817	105	7,010	261
MDU Resources Group Inc	7,564	189	64,275	1,604	71,839	1,793
NRG Energy Inc	13,425	486	45,462	1,645	58,887	2,131
OGE Energy Corp (a)	9,653	349	6,494	235	16,147	584
PG&E Corp (a),(b)	19,791	926	14,675	687	34,466	1,613
Pinnacle West Capital Corp (a)	173,993	14,311	2,010	165	176,003	14,476
PPL Corp	18,751	570	39,682	1,207	58,433	1,777
Public Service Enterprise Group Inc	18,999	1,015	37,281	1,992	56,280	3,007
SCANA Corp (a)	5,191	208	4,551	182	9,742	390
Sempra Energy (a)	7,328	807	4,929	543	12,257	1,350
Vistra Energy Corp (b)	18,588	421	74,066	1,676	92,654	2,097
WEC Energy Group Inc	8,449	578	24,264	1,660	32,713	2,238
Xcel Energy Inc (a)	306,104	15,002	217,480	10,659	523,584	25,661
		$85,061		$49,543		$134,604
Electrical Components & Equipment - 0.74%
Acuity Brands Inc	1,440	181	1,818	228	3,258	409
AMETEK Inc (a)	106,284	7,129	19,419	1,303	125,703	8,432
Energizer Holdings Inc (a)	1,014	59	681	40	1,695	99
Hubbell Inc	470	48	57,385	5,836	57,855	5,884
Littelfuse Inc	136	25	299	54	435	79
		$7,442		$7,461		$14,903
Electronics - 2.13%
ADT Inc (a)	4,816	37	3,239	25	8,055	62
Agilent Technologies Inc (a)	86,544	5,607	18,657	1,209	105,201	6,816
Allegion PLC (a)	1,327	114	891	76	2,218	190
Arrow Electronics Inc (a),(b)	2,321	157	1,565	106	3,886	263
Avnet Inc (a)	4,085	164	2,748	110	6,833	274
Coherent Inc (b)	239	29	38,235	4,709	38,474	4,738
Corning Inc (a)	21,351	682	14,366	459	35,717	1,141
Flex Ltd (b)	—	—	769,375	6,047	769,375	6,047
FLIR Systems Inc	5,695	264	16,991	787	22,686	1,051
Fortive Corp	1,649	122	16,609	1,233	18,258	1,355
Garmin Ltd (a)	4,712	312	3,170	210	7,882	522

Gentex Corp (a)	3,332	70	2,241	47	5,573	117
Jabil Inc (a)	5,723	142	3,841	95	9,564	237
Keysight Technologies Inc (b)	7,846	448	117,838	6,726	125,684	7,174
National Instruments Corp	749	37	8,209	402	8,958	439
nVent Electric PLC (a)	6,255	153	4,208	103	10,463	256
PerkinElmer Inc (a)	2,943	255	1,980	171	4,923	426
Sensata Technologies Holding PLC (a),(b)	2,040	96	1,372	64	3,412	160
SYNNEX Corp (a)	67,400	5,231	—	—	67,400	5,231
Trimble Inc (b)	10,096	377	9,081	340	19,177	717
Vishay Intertechnology Inc (a)	300,300	5,495	—	—	300,300	5,495
Waters Corp (a),(b)	134	25	100	19	234	44
		$19,817		$22,938		$42,755
Energy - Alternate Sources - 0.01%
First Solar Inc (a),(b)	2,801	117	1,893	79	4,694	196

Engineering & Construction - 0.06%
AECOM (b)	5,639	164	7,203	210	12,842	374
Fluor Corp (a)	3,740	164	2,510	110	6,250	274
Jacobs Engineering Group Inc (a)	5,208	391	3,503	263	8,711	654
		$719		$583		$1,302
Entertainment - 0.94%
Cinemark Holdings Inc	3,894	162	297,269	12,358	301,163	12,520
Dolby Laboratories Inc (a)	2,184	150	1,468	101	3,652	251
Eldorado Resorts Inc (a),(b)	132,200	4,825	—	—	132,200	4,825
International Game Technology PLC (a)	3,492	65	2,348	43	5,840	108
Lions Gate Entertainment Corp - A shares (a)	2,035	39	1,352	26	3,387	65
Lions Gate Entertainment Corp - B shares (a)	3,686	66	2,479	44	6,165	110
Madison Square Garden Co/The (b)	576	159	3,209	888	3,785	1,047
		$5,466		$13,460		$18,926
Environmental Control - 0.86%
Advanced Disposal Services Inc (a),(b)	219,600	5,949	—	—	219,600	5,949
Clean Harbors Inc (a),(b)	1,999	136	1,344	92	3,343	228
Pentair PLC (a)	6,968	280	5,675	228	12,643	508
Republic Services Inc	7,993	581	130,702	9,499	138,695	10,080
Stericycle Inc (b)	2,960	148	7,287	364	10,247	512
		$7,094		$10,183		$17,277
Food - 2.63%
Campbell Soup Co (a)	1,467	55	981	37	2,448	92
Conagra Brands Inc	12,512	445	11,121	396	23,633	841
Flowers Foods Inc (a)	6,686	129	4,498	87	11,184	216
Hain Celestial Group Inc/The (b)	—	—	4,710	117	4,710	117
Hershey Co/The	1,193	128	4,797	514	5,990	642
Hormel Foods Corp	7,270	317	216,366	9,442	223,636	9,759
Ingredion Inc	3,249	329	100,685	10,187	103,934	10,516
JM Smucker Co/The	4,531	491	4,008	434	8,539	925
Kellogg Co	3,324	218	10,086	660	13,410	878
Kroger Co/The	30,340	903	318,214	9,471	348,554	10,374
Lamb Weston Holdings Inc	3,920	306	20,016	1,564	23,936	1,870
McCormick & Co Inc/MD (a)	37,865	5,452	2,061	297	39,926	5,749
Pilgrim's Pride Corp (a),(b)	2,441	43	1,641	29	4,082	72
Post Holdings Inc (a),(b)	741	66	498	44	1,239	110
Seaboard Corp (a)	10	39	7	27	17	66

Sysco Corp	—	—	122,739	8,755	122,739	8,755
TreeHouse Foods Inc (a),(b)	1,976	90	1,328	61	3,304	151
Tyson Foods Inc (a)	11,366	681	7,647	458	19,013	1,139
US Foods Holding Corp (a),(b)	9,784	285	8,502	248	18,286	533
		$9,977		$42,828		$52,805
Forest Products & Paper - 0.06%
Domtar Corp (a)	2,446	113	1,658	77	4,104	190
International Paper Co (a)	14,021	636	9,943	451	23,964	1,087
		$749		$528		$1,277
Gas - 0.97%
Atmos Energy Corp (a)	146,864	13,670	3,304	307	150,168	13,977
National Fuel Gas Co	3,158	171	44,606	2,422	47,764	2,593
NiSource Inc (a)	9,662	245	6,526	166	16,188	411
UGI Corp (a)	8,049	427	5,415	287	13,464	714
Vectren Corp	3,101	222	21,196	1,516	24,297	1,738
		$14,735		$4,698		$19,433
Hand & Machine Tools - 0.73%
Kennametal Inc	—	—	13,539	480	13,539	480
Lincoln Electric Holdings Inc	—	—	300	24	300	24
Regal Beloit Corp (a)	1,659	119	1,316	94	2,975	213
Snap-on Inc (a)	2,314	356	1,556	240	3,870	596
Stanley Black & Decker Inc (a)	111,533	12,996	2,782	324	114,315	13,320
		$13,471		$1,162		$14,633
Healthcare - Products - 1.31%
Bruker Corp	2,253	71	23,835	746	26,088	817
Cooper Cos Inc/The	1,089	281	9,895	2,556	10,984	2,837
DENTSPLY SIRONA Inc	5,852	203	17,957	622	23,809	825
Henry Schein Inc (a),(b)	5,244	435	3,527	293	8,771	728
Hill-Rom Holdings Inc	887	75	6,395	538	7,282	613
Hologic Inc (b)	7,261	283	191,295	7,458	198,556	7,741
Integra LifeSciences Holdings Corp (b)	—	—	2,960	159	2,960	159
QIAGEN NV (b)	5,909	214	11,492	417	17,401	631
STERIS PLC	3,376	369	75,791	8,285	79,167	8,654
Teleflex Inc	987	238	5,576	1,343	6,563	1,581
West Pharmaceutical Services Inc (a)	1,497	158	1,012	107	2,509	265
Zimmer Biomet Holdings Inc (a)	7,379	838	5,564	632	12,943	1,470
		$3,165		$23,156		$26,321
Healthcare - Services - 3.14%
Acadia Healthcare Co Inc (a),(b)	3,071	127	2,065	86	5,136	213
Catalent Inc (b)	2,962	120	7,763	313	10,725	433
Centene Corp (a),(b)	78,080	10,176	13,821	1,801	91,901	11,977
Charles River Laboratories International Inc (b)	866	106	831	101	1,697	207
Cigna Corp (a)	67,298	14,389	—	—	67,298	14,389
DaVita Inc (b)	1,667	112	6,771	457	8,438	569
IQVIA Holdings Inc (b)	6,061	745	9,677	1,189	15,738	1,934
Laboratory Corp of America Holdings (a),(b)	64,168	10,302	2,467	396	66,635	10,698
MEDNAX Inc (a),(b)	3,314	137	2,229	92	5,543	229
Molina Healthcare Inc (a),(b)	797	101	536	68	1,333	169
Quest Diagnostics Inc	5,324	501	138,858	13,068	144,182	13,569
Syneos Health Inc (a),(b)	158,200	7,219	—	—	158,200	7,219
Universal Health Services Inc	3,401	413	3,138	381	6,539	794
WellCare Health Plans Inc (b)	338	93	2,227	615	2,565	708

		$44,541		$18,567		$63,108
Holding Companies - Diversified - 0.00%
Spectrum Brands Holdings Inc (a)	884	57	593	39	1,477	96

Home Builders - 0.40%
DR Horton Inc (a)	6,398	230	4,304	155	10,702	385
Lennar Corp - A Shares (a)	99,607	4,281	3,897	167	103,504	4,448
Lennar Corp - B Shares (a)	446	16	333	12	779	28
PulteGroup Inc (a)	8,647	213	5,817	143	14,464	356
Thor Industries Inc (a)	405	28	272	19	677	47
Toll Brothers Inc (a)	2,657	89	1,787	60	4,444	149
William Lyon Homes (a),(b)	187,800	2,547	—	—	187,800	2,547
		$7,404		$556		$7,960
Home Furnishings - 0.40%
Leggett & Platt Inc (a)	4,669	170	3,141	114	7,810	284
Whirlpool Corp (a)	68,292	7,495	1,785	196	70,077	7,691
		$7,665		$310		$7,975
Housewares - 0.02%
Newell Brands Inc (a)	11,747	187	7,903	125	19,650	312
Scotts Miracle-Gro Co/The (a)	802	53	539	36	1,341	89
		$240		$161		$401
Insurance - 9.52%
Aflac Inc	—	—	227,084	9,781	227,084	9,781
Alleghany Corp	341	205	25,969	15,599	26,310	15,804
Allstate Corp/The	—	—	108,950	10,429	108,950	10,429
American Financial Group Inc/OH	85,222	8,525	80,166	8,020	165,388	16,545
American National Insurance Co	390	48	6,431	792	6,821	840
Arch Capital Group Ltd (a),(b)	8,685	246	5,862	166	14,547	412
Arthur J Gallagher & Co	4,828	357	162,902	12,056	167,730	12,413
Assurant Inc (a)	1,928	187	1,295	126	3,223	313
Assured Guaranty Ltd	3,988	160	10,693	427	14,681	587
Athene Holding Ltd (a),(b)	150,839	6,896	5,139	235	155,978	7,131
AXA Equitable Holdings Inc (a)	370,825	7,524	3,650	74	374,475	7,598
Axis Capital Holdings Ltd (a)	171,612	9,574	10,010	559	181,622	10,133
Brighthouse Financial Inc (a),(b)	4,238	168	2,851	113	7,089	281
Brown & Brown Inc (a)	5,858	165	5,120	144	10,978	309
Cincinnati Financial Corp	4,111	323	13,165	1,035	17,276	1,358
CNA Financial Corp (a)	1,297	56	863	37	2,160	93
Erie Indemnity Co (a)	297	39	190	25	487	64
Everest Re Group Ltd (a)	652	142	439	96	1,091	238
Fidelity National Financial Inc	212,459	7,106	280,413	9,380	492,872	16,486
First American Financial Corp (a)	154,371	6,843	2,671	118	157,042	6,961
Genworth Financial Inc (b)	—	—	72,290	309	72,290	309
Hanover Insurance Group Inc/The (a)	71,500	7,964	28,444	3,168	99,944	11,132
Hartford Financial Services Group Inc/The	9,571	435	21,309	968	30,880	1,403
Lincoln National Corp (a)	46,873	2,821	12,874	775	59,747	3,596
Loews Corp	11,586	540	15,734	733	27,320	1,273
Markel Corp (b)	331	362	11,279	12,331	11,610	12,693
Mercury General Corp	1,238	74	14,040	832	15,278	906
Old Republic International Corp (a)	10,434	230	7,019	155	17,453	385
ProAssurance Corp	—	—	16,131	709	16,131	709
Reinsurance Group of America Inc (a)	1,704	243	1,146	163	2,850	406
RenaissanceRe Holdings Ltd (a)	1,343	164	902	110	2,245	274

Torchmark Corp	4,761	403	12,352	1,046	17,113	1,449
Travelers Cos Inc/The	—	—	74,775	9,357	74,775	9,357
Unum Group (a)	9,755	354	6,563	238	16,318	592
Voya Financial Inc	7,134	312	9,229	404	16,363	716
Willis Towers Watson PLC (a)	105,032	15,037	2,830	405	107,862	15,442
WR Berkley Corp	2,535	192	169,916	12,896	172,451	13,088
		$77,695		$113,811		$191,506
Internet - 0.06%
Symantec Corp	16,569	301	15,527	281	32,096	582
TripAdvisor Inc (b)	—	—	740	39	740	39
Zillow Group Inc - A Shares (b)	591	24	8,149	329	8,740	353
Zillow Group Inc - C Shares (b)	1,223	49	4,362	176	5,585	225
		$374		$825		$1,199
Iron & Steel - 1.06%
Nucor Corp (a)	76,857	4,544	18,937	1,119	95,794	5,663
Reliance Steel & Aluminum Co	2,594	205	185,869	14,669	188,463	14,874
Steel Dynamics Inc (a)	8,618	341	5,798	230	14,416	571
United States Steel Corp (a)	6,513	173	4,383	116	10,896	289
		$5,263		$16,134		$21,397
Leisure Products & Services - 1.61%
Brunswick Corp/DE	2,824	147	24,539	1,276	27,363	1,423
Harley-Davidson Inc (a)	7,120	272	4,790	183	11,910	455
Norwegian Cruise Line Holdings Ltd (a),(b)	261,563	11,528	3,641	160	265,204	11,688
Royal Caribbean Cruises Ltd (a)	173,425	18,162	5,539	580	178,964	18,742
		$30,109		$2,199		$32,308
Lodging - 0.09%
Choice Hotels International Inc	—	—	8,915	654	8,915	654
Extended Stay America Inc (a)	3,045	50	2,048	33	5,093	83
Hilton Worldwide Holdings Inc	—	—	3,280	233	3,280	233
Hyatt Hotels Corp	1,570	109	1,715	119	3,285	228
MGM Resorts International (a)	12,234	326	8,231	220	20,465	546
		$485		$1,259		$1,744
Machinery - Construction & Mining - 0.04%
Oshkosh Corp	2,634	148	8,401	471	11,035	619
Terex Corp (a)	2,435	81	1,638	55	4,073	136
		$229		$526		$755
Machinery - Diversified - 1.66%
AGCO Corp	—	—	168,425	9,439	168,425	9,439
Cummins Inc	2,612	357	7,221	987	9,833	1,344
Dover Corp (a)	5,798	480	3,900	323	9,698	803
Flowserve Corp (a)	3,500	161	2,354	108	5,854	269
Gardner Denver Holdings Inc (a),(b)	2,906	79	1,954	53	4,860	132
Gates Industrial Corp PLC (a),(b)	2,362	36	1,588	24	3,950	60
GrafTech International Ltd (a)	2,766	49	1,860	33	4,626	82
IDEX Corp	680	86	4,376	555	5,056	641
Middleby Corp/The (a),(b)	607	68	408	46	1,015	114
Nordson Corp (a)	658	81	442	54	1,100	135
Roper Technologies Inc	3,082	872	9,642	2,728	12,724	3,600
Wabtec Corp (a)	146,203	11,991	989	81	147,192	12,072
Xylem Inc/NY	2,117	139	69,146	4,534	71,263	4,673
		$14,399		$18,965		$33,364

Media - 1.74%
CBS Corp	—	—	159,475	9,146	159,475	9,146
Discovery Inc - A Shares (a),(b)	5,462	177	3,665	119	9,127	296
Discovery Inc - C Shares (a),(b)	9,234	271	6,212	182	15,446	453
DISH Network Corp (b)	9,412	289	19,912	612	29,324	901
John Wiley & Sons Inc (a)	1,757	95	1,176	64	2,933	159
Liberty Broadband Corp - A Shares (b)	919	76	9,681	801	10,600	877
Liberty Broadband Corp - C Shares (b)	2,777	230	16,023	1,328	18,800	1,558
Liberty Media Corp-Liberty Formula One - A Shares (a),(b)	998	32	670	21	1,668	53
Liberty Media Corp-Liberty Formula One - C Shares (b)	5,260	174	10,541	349	15,801	523
Liberty Media Corp-Liberty SiriusXM - A Shares (b)	3,160	130	25,684	1,060	28,844	1,190
Liberty Media Corp-Liberty SiriusXM - C Shares (b)	4,483	185	27,325	1,127	31,808	1,312
Meredith Corp (a)	197,680	10,193	—	—	197,680	10,193
News Corp - A Shares (a)	13,791	182	9,278	122	23,069	304
News Corp - B Shares (a)	5,001	67	3,364	45	8,365	112
Tribune Media Co (a)	3,354	128	2,250	86	5,604	214
Viacom Inc - A Shares (a)	653	23	488	17	1,141	40
Viacom Inc - B Shares (a)	230,907	7,384	9,492	304	240,399	7,688
		$19,636		$15,383		$35,019
Metal Fabrication & Hardware - 0.30%
Rexnord Corp (a),(b)	207,800	5,571	—	—	207,800	5,571
Timken Co/The	2,476	98	7,047	279	9,523	377
Valmont Industries Inc (a)	778	97	663	82	1,441	179
		5,766		361		6,127
Mining - 0.38%
Alcoa Corp (a),(b)	97,021	3,395	5,464	191	102,485	3,586
Freeport-McMoRan Inc (a)	223,085	2,599	37,467	436	260,552	3,035
Newmont Mining Corp	14,269	441	14,245	441	28,514	882
Royal Gold Inc (a)	1,376	105	925	71	2,301	176
		$6,540		$1,139		$7,679
Miscellaneous Manufacturers - 3.09%
AptarGroup Inc	1,665	170	81,485	8,308	83,150	8,478
Carlisle Cos Inc	2,503	242	3,967	384	6,470	626
Colfax Corp (b)	—	—	217,560	6,098	217,560	6,098
Crane Co	1,925	167	3,191	278	5,116	445
Donaldson Co Inc	1,403	72	1,303	67	2,706	139
Hexcel Corp	2,681	157	35,793	2,095	38,474	2,252
Ingersoll-Rand PLC	75,776	7,270	76,835	7,371	152,611	14,641
ITT Inc (a)	120,121	6,066	14,236	719	134,357	6,785
Parker-Hannifin Corp	4,089	620	63,637	9,649	67,726	10,269
Textron Inc	5,545	297	220,305	11,815	225,850	12,112
Trinity Industries Inc (a)	5,484	157	3,686	105	9,170	262
		$15,218		$46,889		$62,107
Office & Business Equipment - 0.19%
Xerox Corp (a)	132,375	3,689	5,164	144	137,539	3,833

Oil & Gas - 5.72%
Antero Resources Corp (a),(b)	4,480	71	3,014	48	7,494	119
Apache Corp (a)	14,335	542	9,644	365	23,979	907
Cabot Oil & Gas Corp	3,079	75	111,795	2,709	114,874	2,784
Centennial Resource Development Inc/DE (b)	6,358	122	21,147	405	27,505	527

Chesapeake Energy Corp (a),(b)	1,069,623	3,755	22,341	78	1,091,964	3,833
Cimarex Energy Co	2,202	175	121,736	9,675	123,938	9,850
CNX Resources Corp (a),(b)	7,940	124	5,342	84	13,282	208
Concho Resources Inc (b)	4,531	630	12,135	1,688	16,666	2,318
Continental Resources Inc/OK (b)	1,735	91	3,129	165	4,864	256
Devon Energy Corp (a)	593,177	19,219	348,102	11,279	941,279	30,498
Diamondback Energy Inc	1,938	218	4,142	465	6,080	683
Energen Corp (b)	4,147	298	4,710	339	8,857	637
EQT Corp (a)	7,089	241	5,309	180	12,398	421
Extraction Oil & Gas Inc (a),(b)	4,477	36	2,959	24	7,436	60
Gulfport Energy Corp (b)	—	—	31,255	285	31,255	285
Helmerich & Payne Inc	4,774	297	11,049	688	15,823	985
Hess Corp	7,094	407	10,252	588	17,346	995
HollyFrontier Corp (a)	7,215	487	4,854	327	12,069	814
Kosmos Energy Ltd (a),(b)	7,177	47	5,048	32	12,225	79
Mammoth Energy Services Inc (a)	110,100	2,748	—	—	110,100	2,748
Marathon Oil Corp	33,682	640	44,972	854	78,654	1,494
Marathon Petroleum Corp (a)	78,600	5,537	1,869	132	80,469	5,669
Murphy Oil Corp (a)	5,963	190	4,012	128	9,975	318
Newfield Exploration Co (a),(b)	4,779	97	3,235	65	8,014	162
Noble Energy Inc	12,844	319	12,322	306	25,166	625
Parsley Energy Inc (a),(b)	475,583	11,138	309,435	7,247	785,018	18,385
Patterson-UTI Energy Inc	7,956	132	9,972	166	17,928	298
PBF Energy Inc (a)	4,328	181	2,912	122	7,240	303
PDC Energy Inc (b)	—	—	143,746	6,102	143,746	6,102
QEP Resources Inc (a),(b)	8,931	80	6,008	53	14,939	133
Range Resources Corp (a)	7,728	123	5,199	82	12,927	205
SM Energy Co (a)	4,197	102	2,824	69	7,021	171
Transocean Ltd (a),(b)	15,267	168	10,271	113	25,538	281
Vermilion Energy Inc (a)	449,144	11,929	—	—	449,144	11,929
Whiting Petroleum Corp (a),(b)	119,245	4,448	2,250	84	121,495	4,532
WildHorse Resource Development Corp (a),(b)	233,300	4,948	—	—	233,300	4,948
WPX Energy Inc (a),(b)	17,382	279	11,695	188	29,077	467
		$69,894		$45,135		$115,029
Oil & Gas Services - 0.06%
Apergy Corp (a),(b)	2,869	112	1,929	75	4,798	187
National Oilwell Varco Inc (a)	14,675	540	9,873	363	24,548	903
RPC Inc (a)	1,494	22	1,112	17	2,606	39
		$674		$455		$1,129
Packaging & Containers - 0.84%
Ardagh Group SA (a)	1,168	15	872	12	2,040	27
Ball Corp (a)	67,763	3,036	6,097	273	73,860	3,309
Bemis Co Inc	3,331	153	25,372	1,161	28,703	1,314
Berry Global Group Inc (a),(b)	2,565	112	1,719	75	4,284	187
Graphic Packaging Holding Co (a)	9,483	105	6,379	70	15,862	175
Owens-Illinois Inc (a),(b)	5,895	92	3,966	62	9,861	154
Packaging Corp of America	—	—	85,300	7,831	85,300	7,831
Sealed Air Corp	2,574	83	7,800	253	10,374	336
Silgan Holdings Inc (a)	2,304	55	1,531	37	3,835	92
Sonoco Products Co (a)	3,649	199	2,454	134	6,103	333
WestRock Co (a)	68,282	2,934	7,119	306	75,401	3,240
		$6,784		$10,214		$16,998

Pharmaceuticals - 1.77%
Agios Pharmaceuticals Inc (a),(b)	113	7	81	5	194	12
Akorn Inc (b)	—	—	2,540	17	2,540	17
AmerisourceBergen Corp	—	—	75,100	6,609	75,100	6,609
Cardinal Health Inc (a)	196,133	9,925	36,355	1,839	232,488	11,764
Herbalife Nutrition Ltd (a),(b)	68,934	3,671	2,175	116	71,109	3,787
Horizon Pharma Plc (a),(b)	116,300	2,118	—	—	116,300	2,118
Jazz Pharmaceuticals PLC (a),(b)	119	19	86	14	205	33
Mylan NV (a),(b)	13,741	429	10,666	333	24,407	762
Perrigo Co PLC	3,418	240	144,480	10,157	147,898	10,397
Premier Inc (a),(b)	1,388	63	932	42	2,320	105
		$16,472		$19,132		$35,604
Pipelines - 0.91%
Cheniere Energy Inc (b)	3,654	221	7,667	463	11,321	684
ONEOK Inc (a)	144,666	9,490	29,543	1,938	174,209	11,428
Targa Resources Corp	9,245	477	23,460	1,212	32,705	1,689
Williams Cos Inc/The	32,547	792	156,239	3,802	188,786	4,594
		$10,980		$7,415		$18,395
Real Estate - 0.50%
CBRE Group Inc (a),(b)	205,483	8,279	18,550	747	224,033	9,026
Howard Hughes Corp/The (b)	—	—	3,201	357	3,201	357
Jones Lang LaSalle Inc (a)	2,110	279	1,419	188	3,529	467
Realogy Holdings Corp (a)	5,148	98	3,463	66	8,611	164
		$8,656		$1,358		$10,014
REITs - 9.74%
AGNC Investment Corp	12,769	228	16,221	289	28,990	517
Alexandria Real Estate Equities Inc (a)	2,578	315	1,733	212	4,311	527
American Campus Communities Inc (a)	4,944	195	3,326	131	8,270	326
American Homes 4 Rent	9,594	202	28,384	598	37,978	800
Annaly Capital Management Inc	54,048	533	58,575	578	112,623	1,111
Apartment Investment & Management Co (a)	4,177	180	3,050	131	7,227	311
Apple Hospitality REIT Inc	8,692	141	76,327	1,235	85,019	1,376
AvalonBay Communities Inc	5,133	900	15,218	2,669	20,351	3,569
Boston Properties Inc	5,838	705	9,576	1,156	15,414	1,861
Brandywine Realty Trust	7,377	104	75,623	1,064	83,000	1,168
Brixmor Property Group Inc	11,405	185	80,183	1,299	91,588	1,484
Brookfield Property REIT Inc (a)	6,133	118	4,125	80	10,258	198
Camden Property Trust	2,375	214	20,137	1,818	22,512	2,032
Chimera Investment Corp (a)	7,374	137	4,964	92	12,338	229
Columbia Property Trust Inc	—	—	1,810	41	1,810	41
CoreCivic Inc	—	—	12,510	281	12,510	281
Corporate Office Properties Trust (a)	4,045	105	2,721	70	6,766	175
CubeSmart	6,953	202	27,257	790	34,210	992
CyrusOne Inc (a)	2,769	147	1,862	99	4,631	246
Digital Realty Trust Inc (a)	5,504	568	3,702	382	9,206	950
Douglas Emmett Inc (a)	5,962	216	4,011	145	9,973	361
Duke Realty Corp (a)	283,623	7,819	45,042	1,241	328,665	9,060
Empire State Realty Trust Inc (a)	5,886	93	3,960	63	9,846	156
EPR Properties	2,830	195	3,033	209	5,863	404
Equity Commonwealth	4,743	141	67,340	2,005	72,083	2,146
Equity LifeStyle Properties Inc (a)	105,700	10,009	—	—	105,700	10,009
Equity Residential	9,608	624	29,627	1,925	39,235	2,549
Essex Property Trust Inc	1,760	441	3,523	884	5,283	1,325

Extra Space Storage Inc	1,335	120	1,577	142	2,912	262
Federal Realty Investment Trust	3,043	378	3,438	426	6,481	804
Forest City Realty Trust Inc (a)	7,980	201	5,388	136	13,368	337
Gaming and Leisure Properties Inc (a)	6,386	215	5,006	169	11,392	384
GEO Group Inc/The (a)	342,118	7,564	—	—	342,118	7,564
HCP Inc (a)	259,588	7,152	13,278	366	272,866	7,518
Healthcare Trust of America Inc	7,359	193	416,575	10,939	423,934	11,132
Highwoods Properties Inc (a)	172,037	7,336	41,177	1,756	213,214	9,092
Hospitality Properties Trust	6,382	164	69,101	1,770	75,483	1,934
Host Hotels & Resorts Inc	29,080	556	26,176	500	55,256	1,056
Hudson Pacific Properties Inc (a)	4,945	150	3,327	101	8,272	251
Invitation Homes Inc (a)	7,962	174	5,348	117	13,310	291
Iron Mountain Inc (a)	11,448	350	7,704	236	19,152	586
Kilroy Realty Corp	2,594	179	3,924	270	6,518	449
Kimco Realty Corp (a)	18,199	293	12,244	197	30,443	490
Lamar Advertising Co	1,301	95	160,274	11,751	161,575	11,846
Liberty Property Trust (a)	317,508	13,294	6,232	261	323,740	13,555
Life Storage Inc	1,706	161	8,977	845	10,683	1,006
Macerich Co/The	3,627	187	13,187	680	16,814	867
Medical Properties Trust Inc (a)	13,835	206	9,308	138	23,143	344
MFA Financial Inc	16,851	117	38,267	266	55,118	383
MGM Growth Properties LLC (a)	501,870	14,198	—	—	501,870	14,198
Mid-America Apartment Communities Inc	4,557	445	4,715	461	9,272	906
National Retail Properties Inc	6,898	323	389,715	18,219	396,613	18,542
New Residential Investment Corp	17,507	313	58,379	1,044	75,886	1,357
Omega Healthcare Investors Inc (a)	4,808	160	3,234	108	8,042	268
Outfront Media Inc	5,351	95	4,750	84	10,101	179
Paramount Group Inc	7,762	111	43,397	621	51,159	732
Park Hotels & Resorts Inc (a)	324,122	9,422	6,339	184	330,461	9,606
Piedmont Office Realty Trust Inc	—	—	17,110	308	17,110	308
Prologis Inc (a)	194,400	12,533	13,674	882	208,074	13,415
Rayonier Inc (a)	4,991	151	3,356	101	8,347	252
Realty Income Corp (a)	7,765	468	5,223	315	12,988	783
Regency Centers Corp (a)	6,122	388	4,118	261	10,240	649
Retail Properties of America Inc	8,919	109	63,242	776	72,161	885
Retail Value Inc (b)	—	—	3,906	109	3,906	109
Senior Housing Properties Trust	9,317	150	22,901	368	32,218	518
SL Green Realty Corp (a)	2,240	204	1,506	137	3,746	341
Spirit Realty Capital Inc (a)	16,902	132	11,371	89	28,273	221
Starwood Property Trust Inc	9,648	210	10,051	218	19,699	428
STORE Capital Corp (a)	146,466	4,252	4,753	138	151,219	4,390
Sun Communities Inc	2,226	224	5,926	595	8,152	819
Taubman Centers Inc	—	—	470	26	470	26
Two Harbors Investment Corp	9,659	142	26,138	385	35,797	527
UDR Inc	7,077	277	16,432	644	23,509	921
Uniti Group Inc (a)	6,227	119	4,189	80	10,416	199
Ventas Inc	13,526	785	30,600	1,776	44,126	2,561
VEREIT Inc (a)	25,845	189	17,375	127	43,220	316
VICI Properties Inc (a),(c)	16,109	348	10,838	234	26,947	582
Vornado Realty Trust	4,614	314	17,053	1,161	21,667	1,475
Weingarten Realty Investors	4,774	134	45,741	1,286	50,515	1,420
Welltower Inc (a)	13,603	899	9,152	605	22,755	1,504
Weyerhaeuser Co	28,440	757	40,325	1,074	68,765	1,831
WP Carey Inc	4,620	305	13,036	860	17,656	1,165

		$111,959		$83,829		$195,788
Retail - 4.28%
Advance Auto Parts Inc (a)	86,437	13,809	6,168	985	92,605	14,794
AutoNation Inc (b)	2,103	85	241,615	9,780	243,718	9,865
AutoZone Inc (b)	187	137	1,405	1,031	1,592	1,168
Best Buy Co Inc (a)	119,891	8,412	16,395	1,150	136,286	9,562
Burlington Stores Inc (b)	—	—	4,650	797	4,650	797
CarMax Inc (b)	1,870	127	2,032	138	3,902	265
Casey's General Stores Inc (a)	1,309	165	879	111	2,188	276
Darden Restaurants Inc	2,610	278	81,055	8,636	83,665	8,914
Dick's Sporting Goods Inc (a)	2,858	101	1,922	68	4,780	169
Dollar General Corp (a)	133,036	14,818	7,214	804	140,250	15,622
Dollar Tree Inc (b)	5,214	440	7,417	626	12,631	1,066
Foot Locker Inc	4,162	196	5,910	279	10,072	475
Gap Inc/The	7,357	201	16,323	446	23,680	647
Genuine Parts Co	5,512	540	6,408	627	11,920	1,167
GMS Inc (a),(b)	182,600	3,002	—	—	182,600	3,002
Kohl's Corp (a)	6,567	497	4,417	335	10,984	832
L Brands Inc	5,024	163	20,262	657	25,286	820
Macy's Inc	12,331	423	12,086	414	24,417	837
Michaels Cos Inc/The (a),(b)	3,537	56	2,379	38	5,916	94
MSC Industrial Direct Co Inc	1,088	88	6,165	499	7,253	587
Nu Skin Enterprises Inc	1,461	103	28,642	2,011	30,103	2,114
Penske Automotive Group Inc (a)	1,421	63	955	42	2,376	105
Qurate Retail Inc (b)	16,839	369	25,589	562	42,428	931
Tapestry Inc	6,195	262	11,517	487	17,712	749
Texas Roadhouse Inc (a)	16,500	998	—	—	16,500	998
Tiffany & Co	2,733	304	7,297	812	10,030	1,116
Williams-Sonoma Inc (a)	2,346	139	1,578	94	3,924	233
Yum China Holdings Inc	9,076	327	25,445	918	34,521	1,245
Yum! Brands Inc	—	—	84,425	7,633	84,425	7,633
		$46,103		$39,980		$86,083
Savings & Loans - 0.46%
New York Community Bancorp Inc (a)	926,574	8,877	11,806	113	938,380	8,990
People's United Financial Inc (a)	9,907	155	6,665	105	16,572	260
		$9,032		$218		$9,250
Semiconductors - 0.97%
Analog Devices Inc (a)	11,696	979	8,158	683	19,854	1,662
Cypress Semiconductor Corp	3,948	51	27,105	350	31,053	401
Entegris Inc (a)	120,600	3,201	—	—	120,600	3,201
Marvell Technology Group Ltd	10,657	175	23,331	383	33,988	558
Microchip Technology Inc (a)	187,191	12,313	—	—	187,191	12,313
Qorvo Inc (a),(b)	3,382	249	2,705	199	6,087	448
Skyworks Solutions Inc (a)	2,579	224	1,734	151	4,313	375
Teradyne Inc (a)	4,187	144	2,817	97	7,004	241
Xilinx Inc	—	—	4,450	380	4,450	380
		$17,336		$2,243		$19,579
Shipbuilding - 0.01%
Huntington Ingalls Industries Inc (a)	446	97	300	66	746	163

Software - 3.09%
Akamai Technologies Inc (b)	259	19	8,639	624	8,898	643
ANSYS Inc (b)	—	—	2,150	322	2,150	322
Aspen Technology Inc (b)	857	73	1,736	147	2,593	220

Autodesk Inc (b)	936	121	4,467	577	5,403	698
Black Knight Inc (b)	—	—	168,365	8,211	168,365	8,211
CA Inc (a)	8,400	373	5,651	251	14,051	624
Cerner Corp (b)	4,675	268	31,666	1,814	36,341	2,082
Dun & Bradstreet Corp/The	875	124	4,158	592	5,033	716
Fidelity National Information Services Inc	11,069	1,152	145,422	15,138	156,491	16,290
Nuance Communications Inc (b)	10,021	174	648,742	11,281	658,763	11,455
SS&C Technologies Holdings Inc (a)	352	18	257	13	609	31
Synopsys Inc (a),(b)	114,488	10,250	74,106	6,635	188,594	16,885
Take-Two Interactive Software Inc (a),(b)	29,223	3,766	827	107	30,050	3,873
Zynga Inc (a),(b)	28,100	102	18,905	69	47,005	171
		$16,440		$45,781		$62,221
Telecommunications - 1.22%
ARRIS International PLC (b)	5,874	146	268,652	6,681	274,526	6,827
CenturyLink Inc	35,394	731	88,324	1,822	123,718	2,553
CommScope Holding Co Inc (a),(b)	6,557	158	4,410	106	10,967	264
EchoStar Corp (a),(b)	1,675	68	1,126	46	2,801	114
Juniper Networks Inc	14,021	410	42,937	1,257	56,958	1,667
LogMeIn Inc (a)	663	57	443	38	1,106	95
Motorola Solutions Inc	5,563	682	95,088	11,655	100,651	12,337
Sprint Corp (a),(b)	23,910	146	16,087	98	39,997	244
Telephone & Data Systems Inc	3,685	114	10,646	328	14,331	442
United States Cellular Corp (a),(b)	675	32	453	22	1,128	54
		$2,544		$22,053		$24,597
Textiles - 0.02%
Mohawk Industries Inc (a),(b)	1,666	209	1,120	140	2,786	349

Toys, Games & Hobbies - 0.67%
Hasbro Inc	672	62	144,951	13,294	145,623	13,356
Mattel Inc (a),(b)	9,226	125	6,206	84	15,432	209
		$187		$13,378		$13,565
Transportation - 1.40%
Expeditors International of Washington Inc	—	—	3,820	257	3,820	257
Genesee & Wyoming Inc (a),(b)	1,840	146	1,237	98	3,077	244
Golar LNG Ltd (a)	445,373	11,927	—	—	445,373	11,927
Kansas City Southern	4,110	419	5,474	558	9,584	977
Kirby Corp (a),(b)	2,071	149	1,394	100	3,465	249
Knight-Swift Transportation Holdings Inc (a)	4,554	146	3,063	98	7,617	244
Landstar System Inc	—	—	83,200	8,328	83,200	8,328
Old Dominion Freight Line Inc	—	—	1,480	193	1,480	193
Ryder System Inc (a)	99,840	5,522	1,310	72	101,150	5,594
Schneider National Inc (a)	1,966	43	1,300	28	3,266	71
		$18,352		$9,732		$28,084
Water - 0.11%
American Water Works Co Inc (a)	4,835	428	3,252	288	8,087	716
Aqua America Inc	4,762	155	38,493	1,252	43,255	1,407
		$583		$1,540		$2,123
TOTAL COMMON STOCKS		$1,049,698		$922,514		$1,972,212

INVESTMENT COMPANIES - 2.11%	MidCap Value Fund III Shares Held	MidCap Value Fund III Value (000's)	MidCap Value Fund I Shares Held	MidCap Value Fund I Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Money Market Funds - 2.11%
Principal Government Money Market Fund 2.05% (d), (e)	22,789,076	$22,789	19,620,202	$19,620	42,409,278	$42,409

TOTAL INVESTMENT COMPANIES		$22,789		$19,620		$42,409
Total Investments		$1,072,487		$942,134		$2,014,621
Other Assets and Liabilities - (0.19)%		$(2,288)		$(1,431)		$(4,198)
TOTAL NET ASSETS - 100.00%		$1,070,199		$940,703		$2,010,423

(a)	The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Fund.
(b)	Non-income producing security.
(c)	Restricted Security, Please see Restricted Security Sub-Schedule for more information.
(d)
Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (the Fund controls 5.0% of more of the outstanding voting shares of the security). Please see affiliated sub-schedule for transactional information.

(e)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector	MidCap Value Fund III	MidCap Value Fund I	Combined Portfolio
Financial	31.21%	27.88%	29.66%
Industrial	14.17%	15.06%	14.59%
Consumer, Non-cyclical	12.22%	15.05%	13.55%
Consumer, Cyclical	11.79%	10.65%	11.25%
Utilities	9.38%	5.93%	7.77%
Technology	4.81%	8.96%	6.75%
Energy	7.63%	5.67%	6.71%
Basic Materials	4.71%	4.02%	4.39%
Communications	2.15%	4.84%	3.41%
Investment Companies	2.13%	2.09%	2.11%
Diversified	0.01%	0.00%	0.00%
Liabilities in Excess of Other Assets, Net	(0.21)%	(0.15)%	(0.19)%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

Affiliated Securities - MidCap Value Fund III	October 31, 2017 Value	Purchases Cost	Sales Proceeds	October 31, 2018 Value
Principal Government Money Market Fund 2.05%	$—	$426,916	$404,127	$22,789
	$—	$426,916	$404,127	$22,789

	Income	Realized Gain/Loss on Investments	Realized Gain from Capital Gain Distributions	Change in Unrealized Gain/Loss
Principal Government Money Market Fund 2.05%	$388	$—	$—	$—
	$388	$—	$—	$—
Amounts in thousands

Affiliated Securities - MidCap Value Fund I	October 31, 2017 Value	Purchases Cost	Sales Proceeds	October 31, 2018 Value
Principal Government Money Market Fund 2.05%	$—	$427,504	$407,884	$19,620
	$—	$427,504	$407,884	$19,620

	Income	Realized Gain/Loss on Investments	Realized Gain from Capital Gain Distributions	Change in Unrealized Gain/Loss
Principal Government Money Market Fund 2.05%	$320	$—	$—	$—
	$320	$—	$—	$—
Amounts in thousands

Restricted Securities - MidCap Value Fund III
Security Name	Acquisition Date	Cost	Value	Percent of Net Assets
VICI Properties Inc	04/12/2018-10/17/2018	$323	$348	0.03%
Total			$348	0.03%
Amounts in thousands

Restricted Securities - MidCap Value Fund I
Security Name	Acquisition Date	Cost	Value	Percent of Net Assets
VICI Properties Inc	04/12/2018-10/17/2018	$221	$234	0.02%
Total			$234	0.02%
Amounts in thousands

Futures Contracts - Midcap Value Fund III
Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2018	Long	36	$6,569	$(499)
Total				$(499)
Amounts in thousands except contracts.

Futures Contracts - Midcap Value Fund I
Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2018	Long	28	$5,109	$(333)
Total				$(333)
Amounts in thousands except contracts.

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

1. Description of the Funds

MidCap Value Fund I and MidCap Value Fund III (the “Funds”) are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards
Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the period. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

All classes of shares for each of the Funds represent interests in the same portfolio of investments and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Basis of Combination

On December 11, 2018, the Board of Directors of the Fund, MidCap Value Fund III approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, MidCap Value Fund I will acquire all the assets of MidCap Value Fund III subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of MidCap Value Fund I.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2018. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of MidCap Value Fund III and MidCap Value Fund I at October 31, 2018. The unaudited pro forma statements of operations reflect the results of operations of MidCap Value Fund III and MidCap Value Fund I for the twelve months ended October 31, 2018. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for MidCap Value Fund III and MidCap Value Fund I under U.S. generally accepted accounting principles (“U.S. GAAP”). In accordance with U.S. GAAP, the fair value of the assets of MidCap Value Fund III will become the cost basis of such assets transferred to MidCap Value Fund I on the date of the combination and the results of operations of MidCap Value Fund I for pre-combination periods will not be restated. MidCap Value Fund I will be the surviving entity for accounting purposes.

MidCap Value Fund III will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $30,000. MidCap Value Fund III will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of MidCap Value Fund I and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $449,000 for MidCap Value Fund III. The estimated gain would be $13,800,000 ($0.23 per share) for MidCap Value Fund III on a U.S. GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and statements of operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. MidCap Value Fund III and MidCap Value Fund I invest in Institutional Class shares of other series of Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

MidCap Value Fund III and MidCap Value Fund I value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends, interest income, interest expense, and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses the Funds bear directly, each of the Funds may indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Funds may own different proportions of the Underlying Funds at different times, the amount of expense incurred indirectly by each Fund will vary. Expenses included in the statement of operations of the Funds do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, inverse floating rate securities, options and futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, Real Estate Investment Trusts (“REITs”), utilization of earnings and profits distributed to shareholders on redemption of shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended October 31, 2018, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the, shorter of the fiscal years from 2015-2017 or commencement of the fund’s operations to 2017.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Recent Accounting Pronouncements. Effective August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Disclosure Update and Simplification. The SEC adopted amendments to certain disclosures that have become redundant or superseded in light of other SEC disclosure requirements, U.S. GAAP or changes in the information environment. As of October 31, 2018, the Funds have adopted the new amendments.

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which amends and eliminates certain disclosure requirements for fair value as part of its framework project. The ASU is effective for annual and interim periods beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of October 31, 2018, the Funds have adopted the removal of applicable disclosures.

In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. The ASU is effective for annual and interim periods beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

4. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the SEC, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). The interest income received is included in interest income on the statements of operations. The interest expense associated with these borrowings is included in other expenses on the statement of operations.

During the period ended October 31, 2018, the funds loaning to the Facility were as follows (amounts in thousands):

	Average Daily Amount Loaned	Weighted Average Annual Interest Rate
MidCap Value Fund I	$ 38	2.47%
MidCap Value Fund III	25	2.31

During the period ended October 31, 2018, MidCap Value Fund III’s borrowing from the Facility was as follows (amounts in thousands):

	Average Daily Outstanding Balance	Weighted Average Interest Rate
MidCap Value Fund III	$ 45	2.63%

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. The Funds did not borrow against the line of credit during the period ended October 31, 2018.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the statement of assets and liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts and certain swap agreements. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission.

For the period ended October 31, 2018, deposits with counterparty were as follows (amounts in thousands):

FCM (Futures and Cleared Swaps)
MidCap Value Fund I	$238
MidCap Value Fund III	312

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. Futures contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of total distributable earnings (loss) on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Underlying Funds. An Underlying Fund to a fund of fund may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Fund, Principal Variable Contracts Funds, Inc. and each of the Underlying Funds. Principal Real Estate Investors, LLC (“Principal-REI”) serves as sub-advisor to some of the Underlying Funds. The Manager and Principal-REI are committed to minimizing the potential impact of underlying fund risk on Underlying Funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of October 31, 2018, series of the Fund and Principal Variable Contracts Funds, Inc. owned the following percentages, in the aggregate, of the outstanding shares of the Underlying Funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
MidCap Value Fund III	75.78%

Derivatives. The following table provides information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives October 31, 2018		Liability Derivatives October 31, 2018
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
MidCap Value Fund I
Equity contracts	Receivables, Total distributable earnings (loss)	$—	Payables, Total distributable earnings (loss)	$333	*
MidCap Value Fund III
Equity contracts	Receivables, Total distributable earnings (loss)	$—	Payables, Total distributable earnings (loss)	$499	*

*Includes cumulative unrealized appreciation/depreciation of exchange cleared swaps and futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives Recognized in Statement of Operations	Net Realized Gain or (Loss) on Derivatives Recognized in Statement of Operations	Net Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Statement of Operations
MidCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Net change in unrealized appreciation/(depreciation) of Futures contracts	$2,404	$(961)
MidCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures contracts/Net change in unrealized appreciation/(depreciation) of Futures contracts	$3,850	$(1,683)

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The following table includes a summary of the average quarterly outstanding volume by derivative instrument type for the period ended October 31, 2018:

Contract Type	Derivative Type	Average notional (‘000)

MidCap Value Fund I
Equity Contracts	Futures - Long	$ 18,273
MidCap Value Fund III
Equity Contracts	Futures - Long	$ 20,303

5. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Investments which are generally included in this category include certain foreign equities, corporate bonds, senior floating rate interests, municipal bonds, and US Government and Government Agency Obligations.

Level 3 - Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments). Investments which may be included in this category include certain common stocks, corporate bonds, mortgage backed securities or senior floating rate interests.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date, when available.

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

5. Fair Valuation (continued)

Investments which are included in the Level 3 category may be valued using indicative quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these securities are dependent on economic, political and other considerations. The values of such securities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a valuation committee (“Valuation Committee”) of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets at least monthly and reports directly to the Board of Directors. A pricing group (the “Pricing Group”) who reports to the Valuation Committee relies on the established pricing policies to determine fair valuation. Included in the pricing policies is an overview of the approved valuation approaches established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Funds' securities carried at value (amounts shown in thousands):

Fund	Level 1 - Quote Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
MidCap Value Fund I
Common Stocks*	$922,514	$—	$—	$922,514
Investment Companies*	19,620	—	—	19,620
Total investments in securities	$942,134	$—	$—	$942,134
Liabilities
Equity Contracts
Futures**	$(333)	$—	$—	$(333)

MidCap Value Fund III
Common Stocks*	$1,049,698	$—	$—	$1,049,698
Investment Companies*	22,789	—	—	22,789
Total investments in securities	$1,072,487	$—	$—	$1,072,487
Liabilities
Equity Contracts
Futures**	$(499)	$—	$—	$(499)
*For additional detail regarding sector classifications, please see the Schedule of Investments.
**Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

Pro Forma Notes to Financial Statements
October 31, 2018
(unaudited)
________________________________________________________________________________________________________________

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of MidCap Value Fund I that would have been issued at October 31, 2018, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of MidCap Value Fund III as of October 31, 2018, divided by the net asset value per share of MidCap Value Fund I as of October 31, 2018. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on October 31, 2018. The expenses of MidCap Value Fund III were adjusted assuming the fee structure of MidCap Value Fund I was in effect for the twelve months ended October 31, 2018.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.    Was committed in bad faith; or
2.    Was the result of active and deliberate dishonesty; or
(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.
The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Each director has entered into an indemnification agreement with the Fund. In addition, the interested directors each have available indemnifications from Principal Financial Group, Inc., the parent company of his/her employer, the Fund’s sponsor.

Item 16.    Exhibits.
Unless otherwise stated, all filing references are to File No. 033-59474

(1)	(a)	Articles of Amendment and Restatement dated 05/15/2012 – Filed as Ex-99(a)(1)a on 06/13/2012 (Accession No. 0001144204-12-034634)
	(b)	Articles Supplementary dated 11/26/2012 – Filed as Ex-99(a)(2) on 12/13/2012 (Accession No. 0001144204-12-067870)
	(c)	Articles Supplementary dated 02/06/2013 – Filed as Ex-99(a)(3) on 02/28/2013 (Accession No. 0000898745-13-000071)
	(d)	Articles of Amendment dated 03/01/2013 – Filed as Ex-99(a)(4) on 07/19/2013 (Accession No. 0000898745-13-000596)
	(e)	Articles Supplementary dated 05/29/2013 – Filed as Ex-99(a)(5) on 07/19/2013 (Accession No. 0000898745-13-000596)
	(f)	Articles Supplementary dated 09/04/2013 – Filed as Ex-99(a)(6) on 09/27/2013 (Accession No. 0000898745-13-000708)
	(g)	Articles Supplementary dated 11/18/2013 – Filed as Ex-99(a)(1) on 12/27/2013 (Accession No. 0000898745-13-000816)
	(h)	Articles Supplementary dated 04/14/2014 – Filed as Ex-99(a)(8) on 05/29/2014 (Accession No. 0000898745-14-000592)
	(i)	Articles Supplementary dated 06/19/2014 – Filed as Ex-99(a)(9) on 08/28/2014 (Accession No. 0000898745-14-000787)
	(j)	Articles Supplementary dated 07/16/2014 – Filed as Ex-99(a)(10) on 08/28/2014 (Accession No. 0000898745-14-000787)
	(k)	Articles Supplementary dated 10/14/2014 – Filed as Ex-99(a)(11) on 10/15/2014 (Accession No. 0000898745-14-000996)
	(l)	Articles Supplementary dated 12/30/2014 – Filed as Ex-99(a)(12) on 01/09/2015 (Accession No. 0000898745-15-000018)
	(m)	Articles Supplementary dated 04/08/2015 – Filed as Ex-99(a)(13) on 05/18/2015 (Accession No. 0000898745-15-000325)
	(n)	Articles Supplementary dated 08/07/2015 – Filed as Ex-99(a)(14) on 08/21/2015 (Accession No. 0000898745-15-000486)
	(o)	Articles of Amendment dated 08/14/2015 – Filed as Ex-99(a)(15) on 09/18/2015 (Accession No. 0000898745-15-000653)
	(p)	Articles Supplementary dated 10/20/2015 – Filed as Ex-99(a)(16) on 12/21/2015 (Accession No. 0000898745-15-000800)
	(q)	Articles Supplementary dated 01/28/2016 – Filed as Ex-99(a)(17) on 02/25/2016 (Accession No. 0000898745-16-001024)
	(r)	Articles Supplementary dated 04/27/2016 – Filed as Ex-99(a)(18) on 06/21/2016 (Accession No. 0000898745-16-001329)
	(s)	Articles Supplementary dated 08/25/2016 - Filed as Ex-99(a)(19) on 09/23/2016 (Accession No. 0000898745-16-001530)
	(t)	Articles Supplementary dated 09/22/2016 - Filed as Ex-99(a)(20) on 10/13/2016 (Accession No. 0000898745-16-001543)
	(u)	Articles Supplementary dated 02/06/2017 - Filed as Ex-99(a)(21) on 02/28/2017 (Accession No. 0000898745-17-000181)
	(v)	Articles Supplementary dated 05/08/17 - Filed as Ex-99(a)(23) on 06/23/2017 (Accession No. 0000898745-17-001004)
	(w)	Articles Supplementary dated 06/06/17 - Filed as Ex-99(a)(22) on 06/23/2017 (Accession No. 0000898745-17-001004)
	(x)	Articles Supplementary dated 07/18/2017 - Filed as Ex-99(a)(24) on 09/08/2017 (Accession No. 0000898745-17-001118)

	(y)	Articles Supplementary dated 10/02/2017 - Filed as Ex-99(a)(25) on 11/01/2017 (Accession No. 0000898745-17-001254) and filed as Ex-99(a)(26) on 12/15/2017 (Accession No. 0000898745-17-001335)
	(z)	Articles Supplementary dated 11/06/2017 - Filed as Ex-99(a)(27) on 12/15/2017 (Accession No. 0000898745-17-001335)
	(aa)	Articles Supplementary dated 01/31/2018 - Filed as Ex-99(a)(27) on 02/27/2018 (Accession No. 0000898745-18-000173)
	(bb)	Articles Supplementary dated 06/11/2018 - Filed as Ex-99(a)(28) on 07/13/2018 (Accession No. 0000898745-18-000609)
	(cc)	Articles Supplementary dated 08/16/2018 - Filed as Ex-99(a)(29) on 09/10/2018 (Accession No. 0000898745-18-000667)
	(dd)	Articles Supplementary dated 10/29/2018 - Filed as Ex-99(a)(30) on 12/21/2018 (Accession No. 0000898745-18-001042)
(2)	By-laws effective 06/06/2017 - Filed as Ex-99(b)(1) on 10/06/2017 (Accession No. 0000898745-17-001219)
(3)	N/A
(4)	Form of Plan of Acquisition (filed herewith as Appendix A to the Proxy Statement/Prospectus)
(5)	Included in Exhibits 1 and 2 hereto.
(6)	(a)	Amended and Restated Management Agreement dated 01/01/2019 *
	(b)	Form of Amended and Restated Management Agreement dated _____________ *
(7)	(a)
Amended & Restated Distribution Agreement for Class A, Class C, Class J, Class P, Class S, Class T, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class R-6 and Institutional Class Shares dated 06/12/2017 - Filed as Ex-99(e)(1)b on 07/13/2017 (Accession No. 0000898745-17-001053)

	(b)	Selling Agreement dated 08/31/2017 for Classes A, C, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and T Shares - Filed as Ex-99(e)(2)a on 12/15/2017 (Accession No. 0000898745-17-001335)
	(c)	Amendment to Selling Agreement for Class S - Filed as Ex-99(e)(2)b on 12/15/2017 (Accession No. 0000898745-17-001335)
(8)	N/A
(9)	Custody Agreement between The Bank of New York Mellon and Principal Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g)(1) on 07/16/2012 (Accession No. 0001144204-12-039659)
(10)	Rule 12b-1 Plan
	(a)	(1) Class A Amended and Restated Distribution Plan and Agreement dated 12/31/2018 *
(2) Form of Class A Amended and Restated Distribution Plan and Agreement dated ________ - Filed as Ex-99(m)(1)c on 12/28/2018 (Accession No. 0000898745-18-001092)
	(b)	Class C Distribution Plan and Agreement dated 01/01/2014 - Filed as Ex-99(m)(2) on 02/25/2016 (Accession No. 0000898745-16-001024)
	(c)	Class J Amended & Restated Distribution Plan and Agreement dated 09/11/2018 - Filed as Ex-99(m)(3) on 11/01/2018 (Accession No. 0000898745-18-000850)
	(d)	Class R-1 Amended & Restated Distribution Plan and Agreement dated 09/06/2017 - Filed as Ex-99(m)(4) on 12/15/2017 (Accession No. 0000898745-17-001335)
	(e)	Class R-2 Amended & Restated Distribution Plan and Agreement dated 09/06/2017 - Filed as Ex-99(m)(5) on 12/15/2017 (Accession No. 0000898745-17-001335)
	(f)	(1) Class R-3 Amended & Restated Distribution Plan and Agreement dated 09/06/2017 - Filed as Ex-99(m)(6) on 12/15/2017 (Accession No. 0000898745-17-001335)
(2) Form of Class R-3 Plan - Amended and Restated Distribution Plan and Agreement dated __________ - Filed as Ex-99(m)(6)b on 12/28/2018 (Accession No. 0000898745-18-001092)
	(g)	Class R-4 Amended & Restated Distribution Plan and Agreement dated 09/06/2017 - Filed as Ex-99(m)(7) on 12/15/2017 (Accession No. 0000898745-17-001335)
(11)	Opinion and Consent of Counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of __________________ on tax matters **
(13)	N/A
(14)	Consent of Ernst & Young LLP, Independent Registered Public Accountants *
(15)	N/A
(16)	Powers of Attorney *
(17)	(a)	Prospectuses dated March 1, 2018 as supplemented

(1)
The Prospectus for A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Class shares, dated March 1, 2018, included in Post-Effective Amendment No. 247 to the registration statement on Form N-1A (File No. 033-59474) filed on February 27, 2018 (Accession No. 0000898745-18-000175)

(2)
Supplements to the A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Class shares Prospectus dated and filed March 7, 2018, March 19, 2018, June 15, 2018, June 20, 2018, July 13, 2018, August 20, 2018, September 17, 2018, October 9, 2018, November 30, 2018, and December 17, 2018.

(b)
Statement of Additional Information dated March 1, 2018, as amended and restated September 11, 2018, included in Post-Effective Amendment No. 254 to the registration statement on Form N-1A (File No. 033-59474) filed on September 10, 2018 (Accession No. 0000898745-18-000667), and as supplemented thereto, dated and filed on September 17, 2018, October 9, 2018, November 30, 2018, and December 17, 2018.

(c)	Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2018 filed on Form N-CSR on December 28, 2018 (Accession No. 0000898745-18-1094)

*	Filed herein.

**	To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 18th day of January, 2019.

Principal Funds, Inc. (Registrant) /s/ M. J. Beer _____________________________________ M. J. Beer Director, President and Chief Executive Officer

Attest: /s/ B. C. Wilson ______________________________________ B. C. Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ M. J. Beer __________________________ M. J. Beer	Director, President and Chief Executive Officer (Principal Executive Officer)	January 18, 2019

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	January 18, 2019

/s/ S. L. Reece __________________________ S. L. Reece	Vice President and Controller (Controller)	January 18, 2019

(E. Ballantine)* __________________________ E. Ballantine	Director	January 18, 2019

(L. T. Barnes)* __________________________ L. T. Barnes	Director	January 18, 2019

(C. Damos)* __________________________ C. Damos	Director	January 18, 2019

(N. M. Everett)* __________________________ N. M. Everett	Chair	January 18, 2019

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	January 18, 2019

(P. G. Halter)* __________________________ P. G. Halter	Director	January 18, 2019

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	January 18, 2019

(T. Huang)* __________________________ T. Huang	Director	January 18, 2019

(K. McMillan)* __________________________ K. McMillan	Director	January 18, 2019

(E. Nickels)* __________________________ E. Nickels	Director	January 18, 2019

(M. M. VanDeWeghe)* __________________________ M. M. VanDeWeghe	Director	January 18, 2019

* Pursuant to Power of Attorney appointing M. J. Beer
Previously filed as Ex-99(j)(3) on 12/29/2014 (Accession No. 000898745-14-001274); filed for E. Nickels as Ex-99(j)(3) on 12/21/2015 (Accession No. 0000898745-15-000800); filed for P. G. Halter as Ex-99(j)(3) on 12/15/2017 (Accession No. 0000898745-17-001335); and filed for M. M. VanDeWeghe as Ex-99(j)(3) on 06/13/2018 (Accession No. 0000898745-18-000440).

EXHIBIT INDEX

Exhibit No.	Description
6(a)	Amended and Restated Management Agreement dated 01/01/2019
6(b)	Form of Amended and Restated Management Agreement dated _____________
10(a)(1)	Class A Amended and Restated Distribution Plan and Agreement dated 12/31/2018
11	Opinion and Consent of Counsel regarding legality of issuance of shares and other matters
12	Opinion and Consent of ____________________on tax matters **
14	Consent of Ernst & Young, LLP, Independent Registered Public Accountants
16	Powers of Attorney
** to be filed by amendment